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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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MAGNETEK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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10900 Wilshire Boulevard, Suite 850
Los Angeles, California 90024

September 22, 2004

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Magnetek, Inc., which will be held on Wednesday, October 27, 2004 at 10:00 a.m., at Murdock Plaza, 10900 Wilshire Blvd., 17th Floor, Los Angeles, California.

        The matters on the agenda for the meeting are set forth in the attached Notice of Annual Meeting of Shareholders. The Board of Directors urges you to vote FOR the items indicated in the Notice. In addition to the agenda items, there will be a report on operations and an opportunity for questions. Magnetek's independent auditors will also be present at the meeting and will be available to answer your questions at that time.

        If you are unable to attend and participate in the meeting, you can listen to it live over the Internet by accessing our website at www.magnetek.com. Copies of any slides used at the meeting and the audio of the meeting and report of operations will be maintained on the website until the next Annual Meeting.

        I hope you can attend the meeting, but whether or not you attend, it is important that your shares are represented and I urge you to promptly sign, date and return the enclosed Proxy Card. If you decide to attend the meeting, you may vote your shares in person even if you previously mailed your Proxy Card. Your vote, regardless of the number of shares you own, is important.

        On behalf of Magnetek's management and Board of Directors, I want to thank you for your continued support and confidence in the Company. I look forward to personally meeting as many of you as possible at the meeting and hope you will attend.

Andrew G. Galef Chairman of the Board of Directors, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time:	10:00 a.m., Wednesday, October 27, 2004
Place:	Murdock Plaza 10900 Wilshire Boulevard, 17th Floor Los Angeles, California 90024
Items of Business:
1) Election of the Board of Directors to serve for the following year until the next Annual Meeting of Shareholders and thereafter until their respective successors are elected and have been qualified.
2) Approval of the Proposed "2004 Stock Incentive Plan of Magnetek, Inc." for the Company's employees.
3) Approval of Amendments to the "1997 Non-Employee Director Stock Option Plan of Magnetek, Inc." for the Company's independent Directors.
4) Any other business that may properly come before the meeting.
Who May Vote:	Only shareholders of record at the close of business on September 3, 2004 are entitled to receive notice of and to vote at the Annual Meeting.
Annual Report:
A copy of Magnetek's Annual Report, including its report on Form 10-K (without exhibits), for the fiscal year ended June 27, 2004 was filed with the Securities and Exchange Commission ("SEC") on September 10, 2004, and mailed to shareholders of record beginning on September 22, 2004 along with this Proxy Statement.

The Annual Report on Form 10-K, with exhibits, which has been filed with the SEC, can be accessed through direct links to the SEC filings on the Magnetek website at www.magnetek.com. Upon request, Magnetek will, without charge, send its shareholders an additional copy of the Annual Report on Form 10-K (with financial statements and related schedules) for fiscal year 2004. The request must be directed to the attention of the Corporate Secretary at the address of the Company set forth on the first page of this Proxy Statement.
Method of Voting:	Your vote is important. Please vote in one of the following ways:
	1)	Mark, sign, date and promptly return the enclosed Proxy Card in the postage-paid envelope (no additional postage is necessary if mailed in the United States); or
	2)	Vote in person at the Annual Meeting.

PROXY STATEMENT

Magnetek, Inc.'s Board of Directors is soliciting the enclosed proxy to give all of the Company's shareholders of record an opportunity to vote on the matters set forth in the preceding Notice of Meeting at the 2004 Annual Meeting of Shareholders that will be held on Wednesday, October 27, 2004, at 10:00 a.m., at the Murdock Plaza, 10900 Wilshire Boulevard, 17th Floor, Los Angeles, California 90024. This Proxy Statement and the accompanying Proxy Card are being mailed to Magnetek's shareholders beginning September 22, 2004.

        Voting Information

Who Can Vote:    Only Magnetek's shareholders of record at the close of business on September 3, 2004 are entitled to vote. Shares can be voted at the Annual Meeting only if the shareholder is present or represented by a valid proxy. Voting rights are vested exclusively in holders of Magnetek's common stock, par value $.01 per share. As of the close of business on September 3, 2004, there were 28,500,189 shares of common stock outstanding. Each share of common stock outstanding on September 3, 2004 is entitled to one vote on all matters that properly come before the Annual Meeting.

Ways To Vote:    Shareholders may vote by proxy or in person at the Annual Meeting. To vote by proxy, simply mark the enclosed Proxy Card, date and sign it and return it in the postage-paid envelope provided. Doing so authorizes the individuals named on the Proxy Card (referred to as the proxy holders) to vote the shares represented by the Proxy Card according to the instructions noted on the Proxy Card. Proxy Cards that are signed and returned without instruction as to how the shares represented by the Proxy Card should be voted will be voted by the proxy holders in favor of each of the proposals. The proxy holders will vote at their discretion on any other matter that may properly come before the Annual Meeting.

Revocation of Proxy.    You may revoke a Proxy Card that you have signed and returned by (a) signing another Proxy Card with a later date and returning it prior to the Annual Meeting, or (b) attending the Annual Meeting in person to vote in person.

Costs of Solicitation.    Magnetek will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. Magnetek has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost of approximately $7,000, plus reasonable out-of-pocket expense. In addition to solicitation of proxies by use of the mail, D.F. King & Co., Inc. and directors, officers and employees of Magnetek may, without additional compensation, solicit proxies personally, by telephone or by other appropriate means. Magnetek will request banks, brokerage firms and other custodians, nominees or fiduciaries holding shares of Magnetek's common stock for others to send proxy materials and Annual Reports to, and to obtain proxies from, their principals, and Magnetek will reimburse them for reasonable expenses incurred in doing so.

Quorum and Counting of Votes.    The presence of a majority of the outstanding shares of Magnetek's common stock, either represented in person or by proxy at the Annual Meeting, is required to constitute a quorum necessary to conduct business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of the Board's recommendations or withheld. Votes withheld will be excluded entirely from the vote and will have no effect on the election of directors. Abstentions may be specified on any proposal other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions will have the effect of a negative vote. Under Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal. A broker non-vote occurs when a shareholder's shares are held in "street" form through a broker or similar market intermediary rather than in the shareholder's own name. In this situation, the broker or other intermediary may vote the shares on some routine matters, including the election of directors, but may not vote the shares on non-routine matters if it does not have the beneficial shareholder's authorization to do so. To Magnetek's knowledge, no matters other than those described in this Proxy Statement will be presented at the Annual Meeting.

Company Proposals.    The following proposals will be submitted for a vote of the shareholders at the Annual Meeting.

Election of Directors.    The Nominating and Corporate Governance Committee of the Board of Directors has nominated, and the Board of Directors recommends for election, the following seven persons. Each nominee currently serves as a director of Magnetek. If elected, each director will serve until the next annual meeting of shareholders or until his or her successor is elected and has been qualified:

Andrew G. Galef
Thomas G. Boren
Dewain K. Cross
Yon Yoon Jorden
Paul J. Kofmehl
Mitchell I. Quain
Robert E. Wycoff

If signed and returned, the enclosed Proxy Card will be voted in favor of the persons nominated unless you indicate on the Proxy Card that your votes are to be "withheld" with respect to the election of one or more of the director nominees. If any of the nominees is unable or declines to serve as a director of Magnetek, the discretionary authority granted by the Proxy Card will be exercised to vote for a substitute or substitutes to be nominated by the Nominating and Corporate Governance Committee and recommended by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required. Shares may not be voted cumulatively for the election of directors. Directors are elected by a plurality of the votes cast at the Annual Meeting either in person or by proxy.

The Board Of Directors Unanimously Recommends that Shareholders vote "FOR" each of the nominees named above.

Approval of the 2004 Stock Incentive Plan of Magnetek, Inc.

As of September 13, 2004, the Board of Directors adopted the 2004 Stock Incentive Plan of Magnetek, Inc. (the "2004 Plan"), subject to shareholder approval at the Annual Meeting. A copy of the proposed 2004 Plan and a plan summary are attached to this Proxy Statement as Exhibit A.

The Company currently maintains the Magnetek, Inc. 1999 Stock Incentive Plan (the "1999 Plan") and the Magnetek, Inc. 2000 Stock Option Plan (the "2000 Plan"). The proposed 2004 Plan is intended to replace both of the existing plans.

Magnetek believes that incentives and stock-based awards motivate employees to focus on the objective of creating stockholder value and promoting the success of Magnetek. It also believes that incentive compensation plans like the proposed 2004 Plan are an important tool for attracting, retaining and motivating highly qualified, skilled employees.

As of September 3, 2004, a total of 286,658 shares of Magnetek common stock were available for new award grants under the 1999 and 2000 Plans. No additional awards of stock options will be made under either of the above plans if the shareholders approve the 2004 Plan, however, the shares remaining available for issuance under those plans will be absorbed by and become available for issuance under the 2004 Plan.

The Board of Directors approved the 2004 Plan, in part, because the number of shares available under the existing plans do not provide sufficient authority and flexibility to adequately provide for future incentives. The Board also believes that combining the plans will ease administrative burdens associated with administering two separate plans.

A maximum of 2,100,000 shares are issuable under the 2004 Plan, plus any shares that remain available for issuance under either the 1999 or 2000 Plans. The 2004 Plan further provides for a sublimit of 500,000 shares issuable pursuant to awards of incentive stock, incentive stock units and incentive bonuses. The per person, per year limit on shares subject to option and stock appreciation right grants is 500,000 and the limit on shares subject to other awards is 100,000. In developing the 2004 Plan, the Company utilized a proprietary option pricing model of an independent third-party service to value the potential cost of the 2004 Plan to shareholders.

Based upon the Company's current stock-based compensation practices, it is currently expected that the number of shares proposed to be authorized under the 2004 Plan will be sufficient to satisfy the Company's stock-based compensation requirements for the next three years.

The 2004 Plan also provides for minimum vesting requirements such that (with limited exceptions) options and stock appreciation rights may not become fully vested within one year of the date of grant, performance-vested incentive stock and incentive stock units may not become fully vested within less than one year of the date of grant and time vested incentive stock and incentive stock units may not become fully vested within less than three years of the date of grant.

The Board Of Directors Unanimously Recommends that Shareholders vote "FOR" the 2004 Plan.

Approval of the Second Amendment to the 1997 Non-Employee Director Stock Option Plan of Magnetek, Inc.

On September 13, 2004, the Board of Directors adopted the Second Amendment to the 1997 Non-Employee Director Stock Option Plan of Magnetek, Inc. (the "Director Plan Amendment"), subject to shareholder approval at the Annual Meeting. A copy of the proposed Director Plan Amendment and a plan summary are attached to this Proxy Statement as Exhibit B. The Company currently maintains the 1997 Non-Employee Director Stock Option Plan (the "Directors Plan").

The Company believes that stock-based compensation and awards motivate directors to focus on their role of optimizing shareholder value by promoting the success of the Company. The Company also believes that stock plans for directors are an important tool in attracting, retaining and motivating highly qualified, skilled Board members.

As of September 3, 2004, a total of 19,500 shares of Magnetek common stock were available for new award grants under the Directors Plan.

The Board of Directors approved the Directors Plan Amendment, in part, because the number of shares currently available under the Directors Plan do not provide sufficient flexibility to adequately provide future incentives to Board members.

The proposed amendment increases the overall maximum number of shares issuable under the plan by 150,000 shares.

The Directors Plan is currently scheduled to expire on April 22, 2007. Based upon the Company's current director compensation practices, it is expected that the authorization of an additional 150,000 shares for grant under the Directors Plan will be sufficient to satisfy the Company's requirements for the next five years. Therefore the Board of Directors approved, as part of the Directors Plan Amendment, a three year extension of the term of the Directors Plan. The proposed amendment provides that the Directors Plan will not expire until April 22, 2010.

Other than with respect to the number of shares issuable under the plan, and the extension of the plan's term, the Directors Plan will remain unchanged.

The Board Of Directors Unanimously Recommends that Shareholders vote "FOR" the Directors Plan Amendment.

Shareholder Proposals.    No shareholder proposal has been submitted for consideration at the Annual Meeting. If any shareholder proposal is submitted to the Corporate Secretary for consideration at the Annual Meeting after the date of mailing of this Proxy Statement, and Magnetek did not have notice of such proposal before August 10, 2004, the proxy holders may use the discretionary authority granted in the proxies received by them to vote on such proposal in the manner deemed appropriate by the Board of Directors.

Submission of Shareholder Proposals for 2005 Annual Meeting.    Magnetek's Board of Directors and management anticipate that next year's annual meeting of shareholders will take place on October 26, 2005. Any shareholder satisfying the SEC's requirements and wishing to submit a proposal to be included in the proxy statement for the 2005 annual meeting should submit the proposal in writing to the Corporate Secretary of Magnetek at the address set forth on the first page of this Proxy Statement. The proposal must be received by May 26, 2005, to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2005 annual meeting.

Any shareholder proposal submitted for consideration at the 2005 annual meeting, but not submitted for inclusion in the Proxy Statement for that meeting pursuant to the above paragraph, including nominations of candidates to serve as directors, will not be considered filed on a timely basis unless written notice of such proposal is received by Magnetek's Corporate Secretary on or before August 9, 2005. For any such proposal that is not so timely filed, Magnetek retains discretion to vote proxies that it receives. For proposals that are timely filed, Magnetek retains discretion to vote proxies that it receives, provided that (1) Magnetek includes in its Proxy Statement for the 2005 annual meeting advice on the nature of the proposal and how Magnetek intends to exercise its voting discretion, and (2) the proponent of such proposal does not issue a separate proxy statement in respect of that proposal.

Other Matters.    Magnetek does not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the shareholders at the Annual Meeting; however, if any other business properly comes before the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the proxy holders or their substitutes.

Representatives of Ernst & Young LLP, Magnetek's independent registered public accounting firm, will be present at the Annual Meeting and will have an opportunity at that time to make a statement to Magnetek's shareholders and respond to questions.

THE BOARD OF DIRECTORS

        The Board of Directors of Magnetek consists of seven members who serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. The Board has determined that all of the directors, except Mr. Galef who serves as the President and Chief Executive Officer of Magnetek, are independent, as that term is defined under the New York Stock Exchange listing standards and as that term is defined by the SEC under the Securities and Exchange Act of 1934 (the "Exchange Act"). Mr. Galef does not receive any form of compensation for his services as a director and does not serve on any of the Board's committees.

        The following individuals currently serve on the Board of Directors. Each of them has been nominated by Magnetek's Nominating and Corporate Governance Committee for reelection at the Annual Meeting.

Andrew G. Galef (71), Chairman, President and Chief Executive Officer
Andrew Galef has served as Chairman of the Board since 1984 and as President and Chief Executive Officer since May 1999. Mr. Galef previously served as Chief Executive Officer of Magnetek from September 1993 until June 1996. He has been President of The Spectrum Group, Inc. ("Spectrum"), a private investment and management firm, since its incorporation in California in 1978 and has served as Chairman and Chief Executive Officer of Spectrum since 1987. Prior to the formation of Spectrum, Mr. Galef provided professional management services to companies with operating and financial problems.

Thomas G. Boren (55), Chair, Nominating and Governance Committee, Member, Audit Committee
Thomas Boren has been a Director since 1997. He currently serves as Chairman of the Nominating and Governance Committee and as a member of the Audit Committee. Mr. Boren has held executive positions in the energy products and services sector since 1980, most recently as Executive Vice President PG&E Corporation, and as President and Chief Executive Officer of PG&E's National Energy Group from August 1999 until December 2002. Prior to joining PG&E Corporation, Mr. Boren was an Executive Vice President with Southern Company and served as President and CEO of Southern Energy Inc., Southern Company's worldwide power plant, energy trading, and energy services business.

Dewain K. Cross (66), Chair, Audit Committee, Member, Nominating and Governance Committee
Dewain Cross has been a Director since 1994, serving as Chairman of the Audit Committee since January 1995. He is also a member of the Nominating and Governance Committee. Mr. Cross served Cooper Industries, Inc., a diversified, worldwide manufacturer of electrical tools and products, in various financial capacities from 1966 until his retirement in 1995, including as Senior Vice President of Finance from 1980 until 1995, Vice President, Finance from 1972 to 1980 and as Director of Accounting and Taxation and Assistant Controller and Treasurer prior to that. Mr. Cross is currently a director of Circor International, Inc., a fluid control valve manufacturer, and a director of Register.com, Inc., an internet domain name registration service. The Board of Directors has determined that Mr. Cross qualifies as an audit committee financial expert, as defined by the SEC.

Yon Yoon Jorden (49), Member, Audit Committee and Compensation Committee
Yon Yoon Jorden has served as a Director of the Company since July 2004. She currently serves on the Audit Committee and the Compensation Committee. Since 1984, Ms. Jorden has held executive management positions in the health care services industry and in the technology and manufacturing industries. Most recently, Ms. Jorden was the Executive Vice President and Chief Financial Officer of AdvancePCS, a global pharmacy benefits management company. Prior to that, she was the Executive Vice President and Chief Financial Officer of Informix from 2000 to 2001, and of Oxford Health Plans, Inc., from 1998 to 2000 and was the Senior Vice President and Chief financial Officer of Aera Energy LLC, an oil and gas company, from 1997 to 1998. Ms. Jorden was the Senior Vice President and Chief Financial Officer of Wellpoint Health Networks from 1990 until 1997 and was the Vice President and Controller of FHP International Corporation, a managed care organization, from 1987 to 1990. She was the Assistant Controller and Director of Internal Audit for Western Digital Corporation, a manufacturer of semiconductors and interactive hardware, from 1984 to 1987. From 1979 until 1984, Ms. Jorden was a Senior Auditor with Arthur Andersen & Company. Ms. Jorden serves on the board of directors and is a member of the Audit/Ethics Committee for the Dallas Symphony and is an Advisory Board member of the University of Texas at Dallas, Institute of Excellence in Corporate Governance.

Paul J Kofmehl (76), Member, Nominating and Governance Committee and Compensation Committee
Paul Kofmehl has been a Director since 1990. He currently serves as the Presiding Director for executive sessions of the Board and also serves on the Compensation Committee and the Nominating and Governance Committee. Mr. Kofmehl co-founded Franklin Health Group in 1991, where he continued to work until Franklin's merger with Corning, Inc. in 1995. From 1955 until his retirement in 1988, Mr. Kofmehl held various positions with International Business Machines Corp., most recently serving as Vice President and Group Executive, Americas Group, and as a member of the IBM Corporate Management Board. During his career at IBM, Mr. Kofmehl had executive responsibilities for various international sectors, including Europe, Canada, Latin America, the Middle East and Africa.

Mitchell I. Quain (52), Member, Audit Committee and Compensation Committee
Mitchell I. Quain has been a Director since 2000. He currently serves on the Audit Committee and the Compensation Committee. Mr. Quain is Chairman of the Board of Register.com, an internet domain name registration service. From 2001 to 2003, he served as Vice Chairman of Investment Banking at ABN AMRO, a global full service wholesale and retail bank. Prior to that, he served as the Global Head of the Industrial Manufacturing and Technologies Group at ING Barings LLC from 1997 until the acquisition of its banking business by ABN AMRO in 2001. From early 1997 until its acquisition by ING Barings later that year, Mr. Quain was an Executive Vice President and member of the Board of Directors and of the Management Committee of Furman Selz, an international financial services firm. Prior to joining Furman Selz, Mr. Quain was a partner with Wertheim & Company, Inc., an investment banking firm. Mr. Quain serves as a director of Hardinge, Inc., a machine tool manufacturer, Strategic Distribution Inc., a provider of on-site supply chain management services, and Titan International, Inc., a manufacturer of civilian and military tires and wheels.

Robert E. Wycoff (74), Chair Compensation Committee, Member, Nominating and Governance Committee
Robert E. Wycoff has served as a Director since 1996. He is the Chairman of the Compensation Committee and serves on the Nominating and Governance Committee. Mr. Wycoff was the President and Chief Operating Officer of Atlantic Richfield Company (ARCO) from January 1986 until his retirement in June 1993. He also served on the Boards of ARCO, ARCO Alaska, Inc., and the ARCO Foundation, Inc. In addition, he served as Chairman of the Board and as a director of Lyondell Petrochemical Company. Following his retirement in 1993, Mr. Wycoff became President Emeritus of ARCO.

BOARD MEETINGS

        During fiscal year 2004(1), the Board of Directors met in regular or special session six times. The number of meetings reported includes telephonic meetings, but does not include actions taken by unanimous written consent. Each Director, except Robert Wycoff, attended at least 75% of the Board meetings during fiscal 2004. Mr. Wycoff missed one telephonic meeting and missed one regularly scheduled meeting due to illness.

(1)
The Company uses a 52-53 week fiscal year that ends on the Sunday nearest June 30. In this Proxy Statement, a calendar year-based reference to a particular fiscal year means the fiscal year that ended within such referenced calendar year. For example, "fiscal year 2004" means the year that ended on June 27, 2004. All periods are presented as if the fiscal year ended on June 30. Fiscal years 2004, 2003 and 2002 each contained 52 weeks.

        It is the Company's policy to hold its second quarterly Board meeting for each fiscal year on the same date as the Annual Meeting of Shareholders so that all Board members can be present at the Annual Meeting. All of the members of the Board of Directors attended the Annual Meeting of Shareholders held on October 29, 2003.

        Shareholders who wish to communicate with the Board of Directors may do so in writing and should direct the communication to the Chairman of the Board, Andrew Galef, in care of the Corporate Secretary of Magnetek, Inc., 10900 Wilshire Boulevard, Suite 850, Los Angeles, California 90024.

STANDING COMMITTEES OF THE BOARD

Audit Committee.    The Board has established a separately designated standing Audit Committee in accordance with section 3(a)(58)(A) of the Exchange Act, that operates under a written charter adopted by the Board of Directors, a copy of which was attached as Appendix A to the Proxy Statement for the 2003 Annual Meeting of Shareholders and is posted on the Investor Relations page of the Magnetek website at www.magnetek.com. Dewain Cross is Chairman of the Audit Committee and qualifies as a financial expert, as determined by the Board in accordance with SEC requirements. Thomas Boren, Paul Kofmehl and Mitchell Quain served as Committee members during fiscal 2004. All of the Audit Committee members are independent, as independence for Audit Committee members is defined in the New York Stock Exchange Listing Standards.

        The Audit Committee assists the Board of Directors in overseeing Magnetek's financial reporting process and monitoring the quality and integrity of its financial reports and system of internal controls. The Committee has direct responsibility for the selection, appointment and oversight of the Company's outside auditors.

        During fiscal 2004, the Audit Committee met eight times and all of its members participated in at least 75% of the meetings.

Compensation Committee.    The Board has established a separately designated standing Compensation Committee. The Committee operates under a written charter adopted by the Board of Directors. The charter is posted on the Investor Relations page of the Magnetek website located at www.magnetek.com. Robert Wycoff is the Chairman of the Compensation Committee and Paul Kofmehl and Mitchell Quain served as Committee members during fiscal 2004. All of the Compensation Committee members are independent, as independence for Compensation Committee members is defined in the New York Stock Exchange Listing Standards.

        The Compensation Committee evaluates the performance of the Chief Executive Officer and other executives, establishes compensation strategy for the Company, and reviews and approves the compensation of the Chief Executive Officer and other officers of the Company. The Compensation Committee also approves stock option grants in excess of 15,000 shares to executives and key employees under Magnetek's stock option plans and reviews Company contributions to its retirement plans.

        The Compensation Committee met four times during fiscal 2004, and all of its members participated in at least 75% of the meetings.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is a separately designated, standing Committee of the Board. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is posted on the Investor Relations page of the Magnetek website at www.magnetek.com. Thomas Boren serves as Chairman of the Committee and Dewain Cross and Robert Wycoff served as Committee members during fiscal 2004. All of the Nominating and Governance Committee members are independent, as independence for Nominating and Governance Committee members is defined in the New York Stock Exchange Listing Standards.

        The Nominating and Corporate Governance Committee establishes the qualifications required for election to the Board of Directors, considers and recommends nominees for membership on the Board and its committees and reviews annually the performance of the Board, its committees and of each director standing for reelection to the Board, as well as their independence. It is the Committee's policy to consider qualified candidates from a variety of sources, including search firms, internal recommendations and shareholder nominations, provided such nominations are submitted in writing to Magnetek's Corporate Secretary at the Company's corporate office located at 10900 Wilshire Blvd., Suite 850, Los Angeles, California 90024, and provided such nominations are received at the above address on or before the designated date for submission of shareholder proposals, as set forth in this Proxy Statement. Proposed qualified candidates may then be invited to interview with the Chairman of the Board and the Chairman of the Nominating and Governance Committee. Other members of the Board and the Nominating and Governance Committee may also be asked to personally interview a proposed candidate. Thereafter, the Nominating and Governance Committee discusses the candidate's qualifications for Board membership and, if appropriate, recommends that the candidate be nominated for election to the Board of Directors.

        In addition to the foregoing responsibilities, the Committee evaluates and makes recommendations regarding director compensation and benefits, and periodically reviews each director's stock ownership position to determine whether the recommended level of ownership by individual directors is being achieved. The Committee is also responsible for establishing and periodically reviewing Magnetek's corporate governance guidelines, monitoring management's compliance with the guidelines, and overseeing the adequacy of Magnetek's management succession plan.

        Minimum qualifications that the Committee expects nominees for a position on the Board of Directors to meet include demonstration, both personally and professionally, of the highest ethics, integrity and values, a strong commitment to representing the long-term interests of Magnetek's shareholders, demonstrated, in part, by a willingness and an ability to devote substantial time to carrying out the duties and responsibilities of the Board of Directors over an extended period of time. Individuals who serve as a director, officer or employee of a competitor of the Company may not be considered for Board membership. In addition, nominees should have a sufficient business background and management experience to enable them to make a meaningful contribution to the Board of Directors.

        During fiscal 2004, the Nominating and Governance Committee met five times, and all of its members participated in at least 75% of the meetings.

REPORT OF THE AUDIT COMMITTEE

        The following report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing that we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report.

        In accordance with its written Charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of Magnetek's financial reporting process, including the quality and integrity of the financial reports and system of internal controls, and provides guidance to the Company's management in matters regarding ethical considerations and business conduct. Senior management of the Company has primary responsibility for the systems of internal controls and the overall financial reporting process, and the Company's independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with United States generally accepted accounting principles. The Audit Committee relies, without independent verification, on the information provided to it and on the representations of management and the independent registered public accounting firm.

        During fiscal year 2004, the Audit Committee met and held discussions with Magnetek's Chief Financial Officer, the Company's Controller, other members of senior management, representatives of Ernst & Young LLP (the Company's independent registered public accounting firm) and the internal auditors, regarding current audit activities and the plans for and results of internal audits. The Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the 2004 fiscal year, and both management and the independent registered public accounting firm represented to the Committee that the consolidated financial statements were prepared in accordance with United States generally accepted accounting principles. The Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented from time to time, and otherwise as currently in effect. The Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, and discussed with them their independence from the Company and its management.

        Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in Magnetek's Annual Report on Form 10-K for the fiscal year ended June 27, 2004 for filing with the SEC.

Dewain K. Cross (Chairman)
Thomas G. Boren
Paul J. Kofmehl
Mitchell I. Quain

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee appointed Ernst & Young LLP to serve as the Company's independent registered public accounting firm to examine and audit Magnetek's accounts and financial records for fiscal year 2004. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement to the Shareholders if they desire to do so, and will be available to respond to appropriate questions.

        At the July 27, 2004 meeting of the Audit Committee, the Committee voted to postpone the evaluation of Ernst & Young's performance and the appointment of the Company's independent registered public accounting firm for fiscal 2005 until the October meeting so that the Committee would have an opportunity to first review the finalized annual audit results and discuss them with Ernst & Young.

Audit Fees

        The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for the fiscal year ended June 27, 2004 and for the review of the financial statements included in the quarterly reports on Form 10-Q for that fiscal year were $700,000. The aggregate fees and expenses billed for those services during fiscal year 2003 were $401,100.

Audit Related Fees

        During the fiscal year ended June 27, 2004, the aggregate fees and expenses billed by Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements that are not reported above were $179,100, and the services comprising these fees included the audit of the Company's benefit plans and general assistance with the implementation of standards promulgated pursuant to the Sarbanes-Oxley Act of 2002. The aggregate fees and expenses billed for audit related services during fiscal 2003 were $45,200 and included the audit of the Company's benefit plans.

Financial Information Systems Design and Implementation Fees

        During the fiscal year ended June 27, 2004, Ernst & Young LLP did not provide Magnetek with any services related to financial information systems design and implementation.

Tax Fees

        The aggregate fees billed by Ernst & Young LLP during the fiscal year ended June 27, 2004 for professional services related to tax compliance, tax advice and tax planning were $51,800 and the services included primarily review and advice on foreign tax matters. The aggregate fees and expenses billed for the tax related services during fiscal 2003 were $74,800 and included review and advice on foreign tax matters and certain limited advice on domestic tax matters.

All Other Fees

        There were no fees and expenses for other services rendered by Ernst & Young LLP during the fiscal year ended June 27, 2004. For fiscal 2003, the aggregate fees and expenses for other services were $16,600.

Independence of Independent Registered Public Accounting Firm

        The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Company's independent registered public accounting firm and to assure the independent registered public accounting firm's independence from the Company, such as reviewing a formal written statement from the independent registered public accounting firm delineating all relationships between it and the Company, consistent with Independence Standards Board Standard

No. 1, and discussing with the independent registered public accounting firm whether the non-audit services approved pursuant to the pre-approval procedure outlined below above are compatible with maintaining its independence.

        The Audit Committee has considered whether the provision by Ernst & Young LLP of non-audit services as outlined below is compatible with maintaining the independence of Ernst & Young LLP and has concluded that it is.

Pre-Approval Policies

        In July 2003, the Audit Committee adopted pre-approval policies and procedures for certain audit and non-audit services to be performed by Magnetek's independent registered public accounting firm. The policies and procedures adopted by the Audit Committee combine the two approaches established by the SEC for pre-approving audit and non-audit services: (1) providing for pre-approval without consideration of specific case-by-case services, and (2) requiring explicit consideration and pre-approval of all other services to be provided by the independent accountant and of any services exceeding pre-approved budgets. For both general and specific pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will annually review and pre-approve the services that may be generally pre-approved and provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee, and will adjust the list of generally pre-approved services from time to time in accordance with, among other things, SEC rules and regulations.

        All requests or applications for services to be provided by the Company's independent registered public accounting firm that do not require specific approval by the Audit Committee will be submitted to the Company's Controller and must include a detailed description of the services to be rendered. The Controller will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

        Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accounting firm and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

        The Audit Committee has designated Magnetek's internal auditor to monitor the performance of all services provided by the independent registered public accounting firm and to determine whether such services are in compliance with this policy. The Company's internal auditor will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the internal auditor and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to their attention. The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the independent registered public accounting firm's services.

        The Audit Committee expects all of the work of the independent registered public accounting firm for fiscal year 2005 to be approved in accordance with the above policies and procedures.

EXECUTIVE COMPENSATION

        The following table sets forth annual and long-term compensation for services in all capacities to the Company, including all plan and non-plan compensation, of the person who served as Magnetek's Chief Executive Officer during the last fiscal year and the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during the last fiscal year and who were serving as executive officers at the end of fiscal year 2004 (collectively, the "Named Officers"). The table covers the three most recent fiscal years for each person:

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation(1)
Name and Principal Position	Year	Salary(2)	Bonus	Other Annual Compensation(3)	Securities Underlying Options/SARs
Andrew G. Galef(3) Chairman of the Board of Directors, President and Chief Executive Officer	2004 2003 2002	$0 0 0	$0 0 0	$0 0 0	500,000 160,000 231,654
David P. Reiland Executive Vice President and Chief Financial Officer	2004 2003 2002	$289,000 328,231 296,359	$0 0 0	0 0 0	300,000 86,400 86,141
Alexander Levran Executive Vice President, Technology	2004 2003 2002	$266,250 313,750 289,375	$0 0 0	$0 0 0	200,000 85,000 60,625
Antonio Canova Executive Vice President	2004 2003 2002	$249,863 257,111 266,260	$0 0 0	$0 0 0	200,000 101,000 83,489
Pete McCormick Executive Vice President	2004 2003 2002	$225,000 210,480 166,974	$0 60,442 72,701	$0 0 0	55,000 75,000 25,000

Notes:

(1)
The Long-Term Compensation columns for disclosure of Restricted Stock Awards and LTIP Payouts and the "All Other Compensation" column have been deleted because there are no amounts to report in those categories for any fiscal year covered by this table for any of the Named Officers.

(2)
The amounts in this column reflect a voluntary salary reduction ranging between 10% and 20% of base salary taken by each of the Named Officers for the fourth quarter of fiscal 2004.

(3)
Except as noted in the above table, Mr. Galef receives no direct compensation from Magnetek for his services as Chief Executive Officer or as Chairman of the Board. Mr. Galef's services as President and Chief Executive Officer are provided to the Company in accordance with the provisions of a management agreement between the Company and Spectrum, as detailed in the "Report of the Compensation Committee on Executive Compensation" and "Transactions with Management".

OPTION/SAR GRANTS IN LAST FISCAL YEAR

        Shown below is information regarding grants of stock options during the fiscal year ended June 27, 2004 to the Named Officers:

	Individual Grants
	Number of Securities Underlying Options Granted(1) (shares)		Percentage of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name				Exercise or Base Price ($/share)	Expiration Date
						5% ($)	10% ($)
Andrew G. Galef	500,000		27%	$4.00	07/30/13	$1,257,800	$3,187,400

David P. Reiland	300,000		16%	$4.00	07/30/13	$754,680	$1,912,440

Alexander Levran	200,000		11%	$4.00	07/30/13	$503,120	$1,274,960

Antonio Canova	200,000		11%	$4.00	07/30/13	$503,120	$1,274,960

Pete McCormick	30,000		2%	$4.00	07/30/13	$75,468	$191,244

	25,000	(2)	1%	$6.70	01/28/14	$105,340	$266,945

Notes:

(1)
Options were granted under the Company's 1999 Stock Incentive Plan and will vest and become exercisable with respect to one-half of the shares granted on each anniversary of the grant date, with full vesting occurring on the second anniversary date, although certain significant transactions involving the Company or its stock will make the options granted under this plan exercisable immediately. Should the Company's common stock cease to be publicly traded, option holders would be entitled to receive cash in lieu of exercising and selling the shares subject to their options.

(2)
Options granted to Mr. McCormick on January 28, 2004 were granted under the Company's 1999 Stock Incentive Plan and will vest and become exercisable with respect to one-third of the shares granted on each anniversary of the grant date, with full vesting occurring on the third anniversary date, and are subject to immediate exercise in the event of certain significant transactions involving the Company. Mr. McCormick would be entitled to receive cash in lieu of exercising and selling the shares subject to option in the event that the Company's common stock ceased to be publicly traded.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

        Shown below is information regarding the value of each Named Officer's unexercised options at the end of fiscal 2004.(1)

	Number Of Securities Underlying Unexercised Options At Fiscal Year-End		Value Of Unexercised In- The-Money Options At Fiscal Year-End(2)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Andrew G. Galef	1,207,487	656,667	$62,400	$2,069,800
David P. Reiland	448,627	374,267	44,895	1,256,791
Alexander Levran	425,625	265,000	43,618	865,232
Antonio Canova	384,833	284,267	53,362	884,724
Peter McCormick	92,317	113,333	47,567	241,583

Notes:

(1)
The table does not contain columns (b) and (c), showing the number of shares acquired on exercise and the value realized upon such exercise because none of the Named Officers exercised options during fiscal year 2004.

(2)
The closing market price of the Company's common stock on June 25, 2004, was $7.89.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

        The table disclosing information regarding shares, units or other rights awarded under long-term incentive plans is not included in this Proxy Statement because Magnetek does not currently use such plans to compensate its executives and key employees and no such awards were granted in fiscal 2004.

PENSION PLAN

        The Company maintains the Magnetek FlexCare Plus Retirement Pension Plan (the "Retirement Plan"), a defined benefit pension plan that covers certain employees. The Retirement Plan was established upon the merger of certain defined benefit retirement plans previously maintained by Magnetek. Effective October 29, 2002, the Retirement Plan was frozen with respect to new participants and effective June 30, 2003, the Retirement Plan was frozen with respect to existing participants.

        Although the Retirement Plan is a defined benefit plan, each non-union participating employee's accrued benefit is determined by the "cash balance" credited to the employee's retirement account prior to June 30, 2003. The accounts are maintained for bookkeeping purposes only. Effective June 30, 2003, the Retirement Plan was frozen with respect to existing participants and, as a result, compensation-based account credits were discontinued. In the past, the actual percentage of compensation credited to a participant's account varied depending upon years of vesting service with the Company. Interest, based upon the rates payable on certain U.S. Treasury debt instruments, is and will continue to be credited to each participant's account each year. Distributions are paid to vested participants in the form of a 10-year certain life annuity (unless a joint and survivor annuity is required or an alternative form of payment, such as a lump sum, is elected) in a monthly amount equal to the actuarial equivalent of the employee's retirement account.

        Of the Company's Named Officers, the estimated annual benefits payable under the Retirement Plan to Messrs. Reiland, Levran and McCormick upon retirement at normal retirement age (payable in the form of a 10-year certain life annuity) are approximately $33,426, 14,238, and $12,205, respectively. Due to the freeze with respect to contributions as of June 30, 2003, no additional compensation credit was given, resulting in a significant reduction in projected benefits compared to projections in past years. Also, for purposes of calculating the benefits payable to the Named Officers, the projections assume interest will continue at the 2004 rate of 1.93%, as compared to 2.60% last year, resulting in lower projected benefits. These amounts are not expected to be subject to any reduction or offset for Social Security Benefits or other significant amounts. Mr. Galef and Dr. Canova do not participate in the Retirement Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY
COMPENSATION PLANS

        The following table reflects information as of the end of fiscal year 2004 with respect to securities issuable under the Company's equity compensation plans (including individual compensation arrangements), all of which securities are shares of the Company's common stock.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders	6,882,998	$9.09	233,991
Equity Compensation Plans Not Approved by Security Holders(2)	1,066,265	$7.85	72,167

Total	7,949,263	$8.92	306,158

(2)
At the time that the 2000 Employee Stock Plan (the "2000 Plan") was introduced, shareholder approval of broadbased plans was not required by applicable laws and the NYSE rules. The 2000 Plan provides for the issuance of nonqualified stock options, restricted and unrestricted stock, performance units, stock appreciation rights and restricted stock rights to the Company's employees and consultants who are not executive officers, directors or beneficial owners of 10% or more of the Company's outstanding common stock. Options to purchase 1,828,500 shares were outstanding under the 2000 Plan as of June 27, 2004 with a weighted average exercise price of $7.85. 72,167 shares remain available for grant under the 2000 Plan. The exercise price of options granted under the 2000 Plan may not be less than the fair market value of the stock on the grant date. Awards of options, stock appreciation rights, restricted stock, restricted stock rights and performance units granted under the 2000 Plan vest at the times and in installments determined by the Compensation Committee of the Board. Options that have been granted under the 2000 Plan generally become exercisable over a period of three years, with one-third of the shares vesting on each of the first three anniversaries of the grant date. Options granted under the 2000 Plan generally expire ten years from the grant date. The vesting of performance units may be subject to performance criteria deemed appropriate by the Compensation Committee of the Board.

DIRECTOR COMPENSATION

        Mr. Galef, the only director who serves as an officer of Magnetek, received no compensation for his service on the Board during fiscal 2004. During fiscal 2004, all other directors received the following compensation. None of the directors provide services to Magnetek, Inc. other than as a director, with the exception of Paul Kofmehl, who also holds the title President of the Board of Magnetek SpA but does not participate in its day-to-day operations and receives no compensation for such service. None of the directors received any other compensation from Magnetek.

Annual Retainer	$26,000 (100% paid in Magnetek common stock)
Annual Committee Chairmanship Retainer and Retainer paid to the Director presiding over Executive Session(3)	$4,000 (100% paid in Magnetek common stock)
Attendance fee for each Board Meeting(4)	$1,500 (paid in common stock or cash)
Attendance fee for each Committee meeting attended in person (applicable only to the Chairman and members of the Committee)	$1,000 (paid in common stock or cash)

(3)
The Director presiding over executive session will earn a retainer equal to that paid Committee Chairmen beginning in fiscal 2005

(4)
Effective July 1, 2004, the Company resumed its practice of paying a $500 fee for telephonic Committee meetings and effective July 27, 2004, the Company commenced the practice of paying a $500 fee for telephonic Board meetings.

        Form of Payment of Board Fees.    Under the terms of the Magnetek Amended and Restated Director Compensation and Deferral Investment Plan ("DDIP"), directors are required to receive shares of Magnetek's common stock in lieu of cash for their annual retainer as a Board member and as a Committee Chairman or as Presiding Director of executive sessions of the Board. Directors may elect to receive payment of meeting fees in cash or to receive shares of the Company's common stock in lieu of cash for meeting fees. Compensation paid in stock is deferred and is held in a Company established trust account until the beginning of the calendar year after the year in which the director's membership on the Board of Directors terminates. Beginning with the second quarter of fiscal 2004, the annual retainer, annual committee chairmanship fees and meeting fees were paid in quarterly installments deposited into a Company-established trust at the beginning of each calendar quarter.

        Other Compensation.    Under the Directors Plan, each qualifying director (any director of Magnetek who on the date of the grant is neither an officer nor an employee of Magnetek or any of its subsidiaries) is automatically granted annually, on each June 30th, or as soon thereafter as practical, a non-qualified option to purchase 7,500 shares of Magnetek's common stock. The per share exercise price of the option is the fair market value of a share of Magnetek's common stock on the date of the grant. In fiscal year 2004, each director who served on the Board as of the end of fiscal 2003 and who continued to serve as a director on the date of the grant, except Mr. Galef, received an option to purchase 7,500 shares under the plan at an exercise price of $7.55 per shares, which was the fair market value of one share of Magnetek common stock as of the close of business on July 7, 2004. Fifty percent of the options granted vest on the first anniversary of the grant date and the remaining fifty percent vest on the second anniversary of the grant date.

EMPLOYMENT AND OTHER AGREEMENTS

        None of the Company's executive officers has an employment agreement with the Company. In October 1998, and from time-to-time thereafter upon the employment of senior officer level employees, the Company has entered into Change of Control Agreements that provide for the payment of certain benefits upon termination of employment in connection with a "change of control" of the Company (as defined in such agreements). The termination benefits include: (a) a single lump-sum payment equal to: (1) any accrued vacation and unpaid base salary and bonus, plus (2) a prorated portion of the executive's bonus for the fiscal year in progress, plus (3) an amount equal to 1.5 times the executive's base compensation; (b) continuation of certain benefits for a period of 18 months following termination of employment; and (c) outplacement services. In addition, upon the occurrence of a Change of Control, the executive fully vests in all outstanding stock options and restricted stock awards, if any.

        There are no other agreements between the Company and any of the executives listed in the compensation table, except the agreement with the Spectrum Group described in "Transactions with Management" below.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

        The Compensation Committee consists of outside directors whom the Board has determined are independent, as independence for Compensation Committee members is defined in the New York Stock Exchange Listing Standards. During fiscal 2004, Robert Wycoff served as Chairman of the Committee and Paul Kofmehl and Mitchell Quain served as Committee members. None of the Committee members are or were ever officers or employees of Magnetek, Inc. Neither Mr. Wycoff nor Mr. Quain are or have ever been an officer or an employee of any subsidiary of Magnetek Inc. Although Mr. Kofmehl holds the title of President of the Board of Magnetek SpA, the Company's power supplies subsidiary in Italy, he does not participate in its day-to-day operations and receives no compensation for such service. There are no interlocks between the Company's executive officers and any entity involving a Director of Magnetek, nor is there a relationship with any Compensation Committee member, other than that disclosed above with respect to Mr. Kofmehl, that requires Magnetek to make a disclosure in this section under applicable securities regulations.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 that we make, except to the extent we specifically incorporate this report.

        The Compensation Committee of the Board of Directors is made up of three independent directors responsible for developing the compensation strategy for the Chief Executive Officer, senior executives and key employees of the Company. Annually, the Committee evaluates the performance of the Chief Executive Officer and other executive officers, and reviews and approves their total compensation. As part of Magnetek's long-term compensation strategy, the Committee reviews and approves recommendations for awards of stock options for officers. The Compensation Committee also evaluates and makes recommendations to the Board of Directors with respect to the compensation program for the Chief Executive Officer, including annual and long-term incentive compensation awards.

        Compensation Policy.    In determining the compensation for a particular executive or senior officer, the Compensation is guided by the following objectives:

  •
  attracting and retaining highly qualified officers by maintaining competitive compensation packages;

  •
  motivating senior management and key employees to achieve and maintain superior performance levels;

  •
  establishing compensation packages that are equitable relative to the effort, skill and responsibilities of the officer when compared to other positions within Magnetek; and

  •
  making a significant portion of each officer's total compensation package at risk and dependent on Magnetek's performance and creation of long-term shareholder value.

        General.    The compensation program for executive officers and senior management for fiscal year 2004 consisted of annual base salary and a potential bonus as well as awards of stock options. The Committee believes that the compensation of executive officers should reflect the scope of their responsibilities, the success of Magnetek and the contributions of each executive to that success. External competitiveness and equitable principles are central elements of the Committee's compensation policies and the compensation of Magnetek's executive officers, whether cash or equity based, is evaluated by comparison to the compensation of other executives at competitor companies who hold the same positions or have substantially similar levels of responsibility, as well as by comparison to other executives within Magnetek who have comparable levels of responsibility. To evaluate the competitiveness of Magnetek's compensation plan, the Committee reviews information derived from the publicly disclosed executive compensation information of the Company's competitors, as well as broad-based compensation surveys of other manufacturing and/or electronic equipment companies of similar size and performance.

        The Committee's decisions concerning the total cash compensation (base salary plus bonus) of individual executive officers during fiscal year 2004 were based primarily upon consideration of Magnetek's performance in light of current economic circumstances affecting the power supplies industry, historic practices and the current competitive environment. The Named Officers each elected to voluntarily reduce their base salaries by amounts ranging from 10% to 20% during fiscal 2004.

        The Committee believes that both short-term and long-term incentive compensation should reflect the performance of the Company as well as the individual contribution of each executive. Salary and bonus payments are primarily designed to reward current and past performance, recognizing that the primary goal of Magnetek is to create long-term value for shareholders. The principal incentive tool used to achieve this goal is the periodic grant of stock options to executive officers and other key employees, which the Committee and management believe assists in accomplishing this goal. Stock options are awarded to provide incentives for superior long-term future performance, as well as to reward exemplary past performance and as a tool for retention of executive officers and key employees. Stock options are directly linked to the shareholders' interests, since the potential value of the awards to the executive officers and key employees is directly related to the price of the Company's common stock. All stock option grants to executive officers and key employees were made under the 1999 Plan.

        Bonuses.    At the beginning of fiscal year 2004, the Committee adopted a formula, which varies from year to year, for achievement of a bonus. The formula used for fiscal 2004 was based upon the individual performance of each business unit. The bonus plan for fiscal 2004 was divided into two six-month periods. Business units were rated based upon specified levels of operating profit by business group during each six-month period and no bonus was earned, regardless of individual performance, if the Company did not reflect positive operating profits as a whole for the period. For the executives and managers of the various business units, the plan provided for cash bonuses to be determined by multiplying a target incentive rate (a percentage of salary that increases with the level of responsibility) by the achievement level of the performance factor for the applicable business unit. For executives and officers at the corporate level, cash bonuses were to be determined by multiplying a target incentive rate by the achievement level of the goals for the consolidated Company. Target incentive percentages ranged from 25% to 75% of an executive's salary. The executive responsible for each business group had an opportunity to share in the reward earned by his own business group's performance in the event a bonus was paid. No bonuses were earned or paid for the first six-month period of fiscal 2004.

        The Company's Industrial Controls Group (now part of Power Control Systems) exceeded the performance plan threshold and achieved a bonus for the second six-month period in fiscal 2004. The total bonus payout to the group was $122,000, split among the executives and managers of that group, including

Mr. McCormick, the Executive Vice President responsible for the business, and the bonus was paid in fiscal 2005. No bonuses were paid to any executive in fiscal 2004.

        Stock Options.    The Committee awarded a total of 1,385,000(5) non-qualified stock options to officers during the 2004 fiscal year. All of the options granted to the officers during fiscal 2004 were granted under the 1999 Plan. In awarding these non-qualified stock options, the Committee reviewed each officer's individual contribution to the Company's performance, including voluntary salary reductions taken by the executive officers in fiscal 2004, as well as the number of options and exercise prices held by each officer, in light of stock option data from comparable companies in manufacturing and electronics industries and the Company's competitors. The size of the individual awards granted each officer was designed to maintain competitiveness and promote long-term productivity from the executive officers.

(5)
This total includes 50,000 options granted to Paul Schwarzbaum pursuant to a contractual agreement. Mr. Schwarzbaum served as the Executive Vice President of the Company's Telecom business until June 2004. Thereafter, the business unit became part of the Power Control Systems group and is now under the direction of Peter McCormick.

        Chief Executive Officer.    Mr. Galef's services as Chairman of the Board of Directors, President and Chief Executive Officer are provided to Magnetek in accordance with the provisions of a management agreement with Spectrum, as amended. As Chairman, President, Chief Executive Officer and sole shareholder of Spectrum, Mr. Galef has provided strategic management services to a variety of companies for more than 20 years. The Board of Directors considers the management services provided by Spectrum important to achieving Magnetek's objectives.

        Under the terms of the agreement, Spectrum provides management services to the Company for an annual fee plus certain allocated and out-of-pocket expenses. In addition, Spectrum or its designee may receive an annual management bonus in an amount to be determined by, and within the discretion of, the Compensation Committee. The annual fee paid in fiscal 2004 was $500,000, and takes into account a voluntary fee reduction of approximately thirty percent (30%) for fiscal 2004. The Spectrum Group was not paid a bonus for fiscal 2004. The expenses paid to Spectrum during fiscal 2004 totaled $88,443.

        Tax Deductibility Considerations.    The Committee has reviewed Magnetek's compensation plans with regard to the deduction limitation under the Internal Revenue Code. Section 162(m) of the Code disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officer of the Company named in this Proxy Statement, unless compensation is performance-based. None of the Named Officers received compensation in excess of $1 million in 2004 and the Committee does not currently expect the compensation of any of the Named Officers to exceed the $1 million threshold in fiscal year 2005. While the Committee intends to pursue a strategy of maximizing the deductibility of compensation paid to executive officers in fiscal year 2005, it also intends to maintain the flexibility to take actions that it considers to be in Magnetek's best interest and to take into consideration factors other than tax deductibility.

        The foregoing report on executive compensation is provided by the following directors who comprise the Compensation Committee of the Board of Directors:

Robert E. Wycoff (Chairman)
Paul J. Kofmehl
Mitchell I. Quain

PERFORMANCE GRAPH

        The following performance graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 that we make, except to the extent we specifically incorporate this graph.

        Shown below is information comparing the cumulative total return to shareholders of the Company's common stock, the Standard & Poor's SmallCap 600 Index ("S&P 600 Index") and a peer group comprised of five publicly-traded companies engaged in businesses that are comparable to that of the Company and that, in management's opinion, most closely represent the Company's peer group, from June 30, 1999 to June 30, 2004. The information assumes that the value of the investment in the Company's common stock, and each index, was $100 on June 30, 1999 and that all dividends were reinvested.

  Source: S&P Compustat

Company Name	Jun-99	Jun-00	Jun-01	Jun-02	Jun-03	Jun-04
MAGNETEK INC	100.00	75.74	118.34	93.73	24.05	78.96
PEER GROUP INDEX	100.00	114.38	127.09	127.43	122.86	116.16
S&P SMALLCAP 600 INDEX	100.00	278.41	109.59	50.69	51.36	79.49

**Peer
Group:  Artesyn Technologies Inc, C&D Technologies Inc., Power One Inc., SL Industries Inc., Vicor Corp.

BENEFICIAL OWNERSHIP

        The following table sets forth certain information regarding the beneficial ownership of Magnetek's outstanding common stock as of September 3, 2004 by (i) each person believed to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each Named Officer named in the Summary Compensation Table included in this Proxy Statement, and (iv) all current officers and directors of the Company as a group. Except as otherwise indicated below, the address of each officer and director is that of Magnetek's corporate office, located at 10900 Wilshire Boulevard, Suite 850, Los Angeles, California 90024.

	Number of Shares(1)	Percent(1)
ICM Asset Management, Inc. (2) W. 601 Main Avenue, Suite 600 Spokane, Washington 99201	2,206,759	7.7%
Andrew G. Galef (3)	2,221,712	7.4%
Gilder, Gagnon, Howe & Co. LLC (4) 1775 Broadway, 26th Floor New York, NY 10019	2,064,408	7.2%
Royce & Associates LLC (5) 1414 Avenue of the Americas New York, NY 10019	1,898,400	6.7%
Dimensional Fund Advisors, Inc. (6) 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	1,690,204	5.9%
Wells Fargo & Company (7) 420 Montgomery Street San Francisco, CA 94104	1,635,733	5.8%
Thomas G. Boren (8)	99,773	*
Dewain K. Cross (9)	258,967	*
Yon Yoon Jorden (10)	0	*
Paul J. Kofmehl (11)	192,779	*
Mitchell I. Quain (12)	162,608	*
Robert E. Wycoff (13)	119,363	*
Antonio Canova (14)	526,500	1.8%
Alexander Levran (15)	543,375	1.9%
Pete McCormick (16)	128,984	*
David P. Reiland (17)	718,551	2.5%
Named Executive Officers, Directors and executives as a group (13 persons) (18)	4,972,894	15.30%

*
Less than one percent

Notes:

(1)
For purposes of this table, a person is deemed to have "beneficial ownership" of any security as of a given date when such person has the right to acquire such security within 60 days after such date. Except as indicated in these footnotes to this table and pursuant to applicable community property laws, to the knowledge of the Company, the persons named in this table have sole voting and investment power with respect to all shares beneficially owned by them. The number of shares and percentage ownership amounts do not reflect amounts listed in the table representing common stock equivalents. The Company makes no representation as to the accuracy or completeness of amounts in this table that are identified in these footnotes as being provided according to public filings by or on behalf of the beneficial shareholders in question.

(2)
As of September 3, 2004, according to the most recent public filings by or on behalf of ICM Asset Management, Inc., ICM has shared investment power with respect to all of these shares.

(3)
Includes 1,560,821 shares issuable upon exercise of options by Mr. Galef. Also includes 618,391 shares held in a trust and 5,000 shares held by Mr. Galef's spouse, each as to which Mr. Galef disclaims beneficial ownership.

(4)
As of September 3, 2004, according to the most recent public filings by or on behalf of Gilder, Gagnon, Howe & Co., LLC, the Company has shared investment power with respect to 1,564,556 of the shares.

(5)
As of September 3, 2004, according to the most recent public filings by or on behalf of Royce & Associates, LLC, the Company has sole investment power with respect to all of these shares.

(6)
As of September 3, 2004, according to the most recent public filings by or on behalf of Dimensional Fund Advisors, Inc., the fund has sole investment power with respect to all of these shares.

(7)
As of September 3, 2004, according to the most recent public filings by or on behalf of Wells Fargo & Company, it has sole investment power with respect to all of these shares.

(8)
Includes 60,750 shares issuable upon exercise of options by Mr. Boren and 36,523 shares allocated as of the end of fiscal 2004 to Mr. Boren's account under the DDIP deemed to be invested in stock equivalents.

(9)
Includes 131,000 shares issuable upon exercise of options by Mr. Cross and 30,167 shares allocated as of the end of fiscal 2004 to Mr. Cross's account under the DDIP, deemed to be invested in stock equivalents.

(10)
Does not include shares allocated to Ms. Jorden's account under the DDIP as of the date of this Proxy Statement.

(11)
Includes 145,750 shares issuable upon exercise of options by Mr. Kofmehl and 35,029 shares allocated as of the end of fiscal 2004 to Mr. Kofmehl's account under the DDIP, deemed to be invested in stock equivalents.

(12)
Includes 34,000 shares issuable upon exercise of options by Mr. Quain and 29,308 shares allocated as of the end of fiscal 2004 to Mr. Quain's account under the DDIP, deemed to be invested in stock equivalents. Also includes 83,600 shares held in trusts for the benefit of Mr. Quain's children, as to which Mr. Quain disclaims beneficial ownership.

(13)
Includes 70,000 shares issuable upon exercise of options by Mr. Wycoff and 35,363 shares allocated as of the end of fiscal 2004 to Mr. Wycoff's account under the DDIP, deemed to be invested in stock equivalents. Also includes 14,000 shares held in a living trust, as to which Mr. Wycoff disclaims beneficial ownership.

(14)
Consists of 526,500 shares issuable upon exercise of options by Mr. Canova.

(15)
Includes 540,625 shares issuable upon exercise of options by Dr. Levran.

(16)
Includes 128,984 shares issuable upon exercise of options by Mr. McCormick.

(17)
Includes 636,960 shares issuable upon exercise of options by Mr. Reiland and 5,569 shares held in the Company's 401(k) Plan as of September 3, 2004. Also includes 39,735 shares held in a living trust, as to which Mr. Reiland disclaims beneficial ownership.

(18)
Includes 4,012,458 shares issuable upon exercise of options by Named Officers, Directors and Executives as a group as of September 3, 2004, plus the additional shares owned, allocated to DDIP accounts or otherwise referred to above in footnotes (2), (8), (9), (10), (11), (12), (13), (14), (15), (16) and (17). Also includes, for certain executive officers and directors, shares held by spouses or children, as to which such executive officers and directors disclaim beneficial ownership, and shares held by trusts, as to which such executive officers and directors disclaim beneficial ownership.

RELATIONSHIPS AND RELATED TRANSACTIONS

        Magnetek has entered into an agreement with Spectrum whereby Spectrum will provide management services to Magnetek through December 31, 2005 for an annual fee plus certain allocated and out of pocket expenses. Andrew Galef, the Chairman, President and Chief Executive Officer of Magnetek is also the Chairman, President, Chief Executive Officer and sole shareholder of Spectrum. Mr. Galef receives no direct compensation from Magnetek.

        The services provided by Spectrum include consultation and direct, day-to-day management and assistance with the operations, strategic planning and other aspects of Magnetek's business. During fiscal 2004, Magnetek paid Spectrum a fee of $500,000(6) for Mr. Galef's services and reimbursed Spectrum for expenses in the amount of $88,443.

(6)
For fiscal 2004, Mr. Galef voluntarily reduced the fee due Spectrum under its agreement with Magnetek from $725,820 to $500,000, representing a 31% fee reduction.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires officers, directors and persons who own more than 10% of any equity security of a publicly traded company to file reports of ownership and changes in ownership with the SEC and to furnish copies of these reports to the issuer of the stock. Specific due dates for these filings have been established by the SEC, and publicly traded companies are required to disclose in their annual Proxy Statements any failure to meet the filing deadlines. Based solely on a review of the copies of the forms received by Magnetek, or on written representations from certain reporting persons that no such forms were required for such persons, the Company believes that for the 2004 fiscal year, all of its officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements, except as follows:

        Prior to fiscal year-end 2003, Forms 5 were filed annually on a timely basis with respect to periodic phantom stock grants to the Company's directors as part of their compensation. In fiscal 2004, Magnetek began reporting the grants on Form 4 within two business days following the date of grant, as required by the Section 16(a) reporting changes introduced under the Sarbanes-Oxley Act of 2002. On one occasion in September 2003, Form 4 reports in respect of Board retainer fees paid to Thomas Boren, Dewain Cross, Paul Kofmehl, Mitchell Quain and Robert Wycoff for the month of August were filed several days later than the required two business days after the date of grant. Thereafter, for administrative reasons and to avoid future late filings, the procedure for compensating directors was changed to provide for quarterly payments of retainer and meeting fees rather than monthly payments. All other filings required by Section 16(a) of the Exchange Act for the Company's Directors were timely during fiscal 2004.

        Additionally, under the reporting changes introduced under the Sarbanes-Oxley Act of 2002, stock option grants previously reportable on Form 5 became reportable on Form 4 within two days following the date of grant. On January 28, 2004 Peter McCormick received a grant of 25,000 options of stock, which were reported two weeks after the grant. All other Form 4 filings were timely made by each officer of the Company in fiscal 2004, including Mr. McCormick.

        The above Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors of Magnetek, Inc.

Andrew G. Galef Chairman of the Board of Directors, President and Chief Executive Officer

Los Angeles, California
September 22, 2004

EXHIBIT A

SUMMARY OF THE 2004 PLAN

        The following summary of the main features of the 2004 Plan is qualified in its entirety by reference to the complete text of the plan, which is attached hereto.

General

        The 2004 Plan is designed to enable the Company to attract, retain and motivate its officers and other key employees, and to further align their interests with those of the stockholders of the Company by providing for or increasing the equity interest of such persons in the Company.

        The 2004 Plan authorizes the grant and issuance of awards that may take the form of Options, Stock Appreciation Rights, Incentive Bonuses, Incentive Stock and Incentive Stock Units (any such arrangement an "Award" and each as described below under "Awards"). The Plan has various provisions to enable Awards to qualify for exemption from the "short swing liability" provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 and/or qualify as "performance based compensation" that is exempt from the $1 million limitation on the deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Stockholder approval of the Plan is required in order for each of these exemptions to be satisfied.

Eligibility

        Any person who is an employee or consultant of the Company or any of its affiliates is eligible to be selected as a recipient of an Award (a "Participant") under the Plan.

Administration

        The 2004 Plan will be administered by the Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the Plan.

        Subject to the express provisions of the Plan, the Committee has authority to administer and interpret the Plan, including the authority to determine who is eligible to participate in the Plan and to whom and when, Awards are granted under the Plan, to grant Awards, to determine the number of shares of Common Stock ("Shares") subject to Awards and the exercise or purchase price of such Shares under an Award, to establish and verify the extent of satisfaction of any performance goals applicable to Awards, to prescribe and amend the terms of the agreements evidencing Awards made under the Plan, and to make other determinations deemed necessary or advisable for the administration of the Plan. While the Committee has the discretion to determine the type of Awards granted, the Plan limits the number of shares that may be subject to Options and/or Stock Appreciation Rights granted to any person during any one year to 500,000 and the number of shares that may be subject to all other types of Awards granted to any person during any one year to 100,000.

Stock Subject to the Plan

        The limitation on the aggregate number of Shares that can be issued under the Plan may not exceed 2,100,000, plus (i) the number of shares remaining available for issuance under the 1999 and 2000 Plans and (ii) the number of shares subject to options granted under the 1999 and 2000 Plans that were not exercised but instead were canceled, expired or forfeited. The number of Shares subject to the Plan and to outstanding Awards under the Plan will be appropriately adjusted by the Board of Directors if the Common Stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than quarterly cash dividends) or other distribution, stock split, spin-off or sale of substantially all of the Company's assets. For purposes of calculating the aggregate number of Shares issued under the Plan, only the number of Shares actually issued upon exercise or settlement of an

Award and not returned to the Company upon cancellation, expiration or forfeiture of an Award or in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award shall be counted towards the limitation on the number of Shares issuable under the Plan, provided that no more than 2,100,000 Shares may be issued pursuant to incentive stock options. As of September 3, 2004, approximately 286,658 Shares subject to the 1999 and 2000 Plans were available for grant.

Awards

        The Plan authorizes the grant and issuance of the following types of Awards: Options, Stock Appreciation Rights, Incentive Bonuses, Incentive Stock and Incentive Stock Units:

          Options.    Subject to the express provisions of the 2004 Plan and as discussed in this paragraph, the Committee has discretion to determine the vesting schedule of Options, the events causing an Option to expire, the number of shares subject to any Option, the restrictions on transferability of an Option, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee; provided that Options may not become fully vested until a minimum of one year has elapsed from the date of grant (other than in the event of a change of control of the Company or the death or disability of the optionee). Options granted under the Plan may be either incentive stock options qualifying under Code Section 422 ("ISOs") or Options not intended to qualify as ISOs ("NQSOs"). The exercise price for Options may not be less than 100% of the fair market value of the Common Stock on the date the Option is granted, except that the exercise price of an Option may be higher or lower in the case of Options granted to an employee of a company acquired by the Company in assumption and substitution of options held by such employee at the time such company is acquired. The exercise price of an Option may be paid through various means specified by the Committee, including in cash or check, by delivering to the Company of shares of Common Stock or by a reduction in the number of Shares issuable pursuant to such Option. The 2004 Plan also contains an express provision prohibiting the repricing of stock options and the granting of reload stock options, in either case, without shareholder approval.

          Stock Appreciation Rights.    Stock Appreciation Rights may be granted under the 2004 Plan either in tandem with Options granted under the 2004 Plan or as stand-alone Awards. Stock Appreciation Rights granted in tandem with Options generally are subject to the same terms and conditions as the related Options. With respect to stand-alone Stock Appreciation Rights, subject to the express provisions of the 2004 Plan and as discussed in this paragraph, the Committee has discretion to determine the vesting schedule of Stock Appreciation Rights, the events causing a Stock Appreciation Right to expire, the number of shares subject to any Stock Appreciation Right, the restrictions on transferability of a Stock Appreciation Right, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee; provided that stand-alone Stock Appreciation Rights may not become fully vested until a minimum of one year has elapsed from the date of grant (other than in the event of a change of control of the Company or the death or disability of the grantee). The exercise price for Stock Appreciation Rights may not be less than 100% of the fair market value of the Common Stock on the date the Stock Appreciation Right is granted, except that the exercise price of a Stock Appreciation Right may be higher or lower in the case of Stock Appreciation Rights granted to an employee of a company acquired by the Company in assumption and substitution of stock appreciation rights held by such employee at the time such company is acquired.

          Incentive Bonuses.    The Plan authorizes the grant of Incentive Bonuses pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified by the Committee. Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Incentive Bonus, including the target and maximum amount payable to a Participant as an Incentive Bonus, the performance criteria (which may be based on financial performance and/or personal performance evaluations) and level of achievement versus these criteria that determines the amount payable under an Incentive Bonus, the fiscal year as to which performance will be measured for determining the amount of any payment, the timing of any payment earned by virtue of performance, restrictions on the alienation or transfer of an Incentive Bonus prior to actual payment, forfeiture provisions, and such further terms and conditions, in each case not inconsistent with the Plan, as the Committee may determine from time to time. All or any portion of an Incentive Bonus may be designed to qualify as "performance based compensation" that is exempt from the $1 million limit on deductible compensation under Section 162(m) of the Code. The performance criteria for any portion of an Incentive Bonus that is intended to satisfy the requirements for performance-based compensation" will be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

          Incentive Stock and Incentive Stock Units.    Incentive Stock is an award or issuance of Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Committee deems appropriate. An Incentive Stock Unit is a right to receive a specified number of Shares, the issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Committee deems appropriate. Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Incentive Stock and Incentive Stock Unit Award, including the number of Shares subject to the Award or a formula for determining such, the purchase price, if any, for the Shares (which may be below fair market value), the performance criteria, if any, and level of achievement versus these criteria that determine the number of Shares granted, issued, retainable and/or vested, the period (which period shall not be less than a year) as to which performance shall be measured for determining achievement of performance or, if not subject to performance criteria, the period of continued employment upon which vesting of the Shares is subject, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. However, if the vesting of the Incentive Stock or Incentive Stock Unit Award is based solely on continued employment, an award of incentive stock may not vest in full sooner than three years after the grant date and may not have a vesting schedule more favorable, at any point in time, than what would become vested under a monthly pro rata vesting schedule (i.e., 1/36 per month) over those three years (except in the event of death or disability of the Participant or upon a change of control of the Company). The performance criteria upon which Performance Shares are granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Incentive Stock or Incentive Stock Unit that is intended by the Committee to satisfy the requirements for "performance-based Compensation" under Code Section 162(m) the performance criteria shall be a measure based on one or more Qualifying Performance Criteria. Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under an Incentive Stock or Incentive Stock Unit Award may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

Amendments and Termination

        The Board of Directors may amend, alter or discontinue the Plan or any agreement evidencing an Award made under the Plan, but no such amendment shall, without the approval of the stockholders of the Company:

  •
  Increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan.

  •
  Reduce the price at which Options or Stock Appreciation Rights smay be granted below the price provided for in the Plan.

  •
  Reduce the exercise price of outstanding Options or Stock Appreciation Rights.

  •
  After any Change of Control, impair the rights of any Award holder, without such holder's consent.

  •
  Extend the term of the Plan.

  •
  Change the class of persons eligible to be Participants.

  •
  Provide for the automatic grant of Options (known as "reload" options) based upon the exercise of Options by optionees.

  •
  Increase the number of shares that are eligible for non-Option Awards.

        No Award may be granted under the Plan more than 10 years after the date of the adoption of the Plan by the Company's stockholders.

Qualifying Performance Criteria and Section 162(m) Limits

        Subject to stockholder approval of the Plan, the performance criteria for any Incentive Bonus or any Incentive Stock that is intended to satisfy the requirements for "performance based compensation" under Code Section 162(m) shall be any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) return on capital, (g) return on assets or net assets, (h) revenue, (i) income or net income, (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin, (m) return on operating revenue, (n) market share and (o) overhead or other expense reduction. The Committee shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

        The aggregate number of Shares subject to Options and/or Stock Appreciation Rights granted under the Plan during any calendar year to any one Participant may not exceed 500,000, unless such limitation is not required under Code Section 162(m). The aggregate number of Shares issued or issuable under all other Awards granted under the Plan during any calendar year to any one Participant shall not exceed 100,000, unless such limitation is not required under Code Section 162(m). The maximum amount payable pursuant to that portion of an Incentive Bonus Award granted for any fiscal year to any person that is intended to satisfy the requirements for "performance based compensation" under Code Section 162(m) shall not exceed $1,000,000.

Change of Control

        The Committee may provide that in connection with a Change of Control (as defined in the Plan), Awards will become exercisable, payable, vested, paid, or canceled, and may provide for an absolute or conditional exercise, payment or lapse of conditions or restrictions on an Award that would be effective only if, upon the announcement of a transaction intended or reasonably expected to result in a Change of Control, no provision is made under the terms of such transaction for the holder of an Award to realize the full benefit of the Award.

Transferability of Awards

        Generally, Awards granted under the Plan may not be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto, other than by will or the laws of descent and distribution, except that the Committee may permit an Award to be transferable to a member or members of the Participant's family or to entities owned or established for the benefit of a Participant's family.

Sub-Committees

        The Board of Directors or the Committee may appoint one or more Sub-Committees which shall have the powers of the Committee solely with respect to the grant of Options, provided that the aggregate number of Shares subject to Options so granted during any calendar year to any one Participant may not exceed 15,000.

Initial Grants

        No Awards have yet been granted under the Plan, and the identity of, and the benefits and amounts to be received by, any Participants are not presently determinable.

FEDERAL INCOME TAX CONSEQUENCES

        The following discussion of the federal income tax consequences of the Plan is intended to be a summary of applicable federal law as currently in effect. State and local tax consequences may differ, and tax laws may be amended or interpreted differently during the term of the Plan or of Awards thereunder. Because the federal income tax rules governing Awards and related payments are complex and subject to frequent change, and they depend on the Participant's individual circumstances and the nature of the Award, Participants are advised to consult their tax advisors prior to exercise of Options or other Awards or dispositions of stock acquired pursuant to Awards.

        ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs need not comply with such requirements.

        An optionee is not taxed on the grant or, except as described below, exercise of an ISO. The difference between the exercise price and the fair market value of the Shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax, and thus an optionee could be subject to the alternative minimum tax as a result of the exercise of an ISO. If an optionee holds the Shares acquired upon exercise of an ISO for at least two years following the Option grant date and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such Shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the Shares (which generally equals the exercise price). If an optionee disposes of Shares acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, the optionee may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the excess of the amount realized on disposition over the optionee's adjusted basis in the Shares (usually the exercise price) or (ii) the excess of the fair market value of the Shares on the exercise date over the exercise price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO.

        An optionee is not taxed on the grant of an NQSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the Option price and the fair market value of the shares acquired on the date of exercise. Any gain on subsequent disposition of the shares is long term capital gain if the shares are held for at least one year following exercise.

        A Participants is not taxed on the grant of a Stock Appreciation Right. On exercise, however, the Participant recognizes ordinary income equal to the difference between the exercise price of the Stock Appreciation Right and the fair market value of the shares subject to the Stock Appreciation Right on the date of exercise.

        Participants generally are required to recognize ordinary income with respect to Incentive Stock and Incentive Stock Units equal to the fair market value of the Shares (less any amount paid to acquire the Shares) when the Shares are both received and no longer subject to vesting restrictions, except that a Participant who receives an Award of Incentive Stock that is subject to vesting restrictions and who properly makes an election under Section 83(b) of the Code (an "83(b) election") within 30 days of receipt will recognize ordinary income based on the value of the underlying Shares (determined without regard to the vesting restrictions) on the date of initial receipt (as opposed to the date of vesting) and may treat appreciation subsequent to the date of receipt as capital gain (depending on the holding period for the Shares). Participants receiving an Award of Incentive Stock should consult their tax advisors regarding the ability and advisability of making the 83(b) election, including the limitations on claiming a loss if the Shares decline in value or are forfeited after receipt.

        Certain officers and significant stockholders of the Company who are subject to Section 16(b) of the Exchange Act should consult their tax advisors regarding the effect of Section 16(b) on the amount and timing of income to be recognized in connection with an Award, including the ability and advisability of making an 83(b) election in connection with an Award.

        Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the Plan by delivering previously owned Shares or by reducing the number of Shares otherwise issuable pursuant to the Award. The surrender or withholding of such Shares will in certain circumstances result in the recognition of income with respect to such Shares or a carryover basis in the Shares acquired, and may constitute a disposition for purposes of applying the ISO holding periods discussed above. The Company generally will be entitled to withhold any required taxes in connection with the exercise or payment of an Award, and may require the Participant to pay such taxes as a condition to exercise of an Award.

        The terms of the agreements or other documents pursuant to which specific Awards are made under the Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the Participant, certain amounts with respect to such Awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a Participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payments. Participants should consult their tax advisors as to whether accelerated vesting of an Award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

        As described above, Awards under the Plan may qualify as "performance-based compensation" under Section 162(m) of the Code in order to preserve federal income tax deductions by the Company with respect to any compensation relating to an Award that is paid to a Covered Employee (as defined in Section 162). Compensation for any year that is attributable to an Award granted to a Covered Employee and that does not so qualify may not be deductible by the Company to the extent such compensation, when combined with other compensation paid to such employee for the year, exceeds $1,000,000.

        For federal income tax purposes, the maximum compensation payable to employees pursuant to the Plan, during the term of the Plan and Awards granted thereunder, is equal to the number of Shares with respect to which Incentive Bonuses, Incentive Stock and Incentive Stock Units may be issued thereunder, multiplied by the value of such Shares on the date such compensation is measured, plus the number of Shares that may be (i) issued pursuant to Options or (ii) that are subject to Stock Appreciation Rights, in each case multiplied by the excess of the value of the underlying Shares on the date the compensation is measured over the applicable exercise price.

2004 STOCK INCENTIVE PLAN
OF
MAGNETEK, INC.

SECTION 1.    PURPOSE OF PLAN

        The purpose of this 2004 Stock Incentive Plan of MagneTek, Inc. (this "Plan") is to enable MagneTek, Inc., a Delaware corporation (the "Company"), to attract, retain and motivate its officers, employees and consultants, and to further align the interests of such persons with those of the stockholders of the Company by providing for or increasing the proprietary interest of such persons in the Company.

SECTION 2.    ADMINISTRATION OF PLAN

        2.1    Composition of Committee.    Subject to Section 2.4, this Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"), as appointed from time to time by the Board of Directors, provided, however, that (a) with respect to any Award (as defined in Section 5.1) that is intended to satisfy the conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") the term "Committee" shall refer to a committee of two or more "non-employee directors" as determined for purposes of applying Exchange Act Rule 16b-3; and (b) with respect to any Award that is intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the term "Committee" shall refer to a committee of two or more "outside directors" as determined for purposes of applying Code Section 162(m). The Board of Directors shall fill vacancies on and from time to time may remove or add members to the Committee. The Committee shall act pursuant to a majority vote or unanimous written consent. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of this Plan, and may grant authority to such persons to execute agreements or other documents evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Committee or the Company.

        2.2    Powers of the Committee.    Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

          (a)   to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; provided that, for purposes of this Plan (i) the term "fair market value" shall mean, as of any date, the closing price for a Share (as defined in Section 3.1) reported for that date by the New York Stock Exchange (or such other stock exchange or quotation system on which Shares are then listed or quoted) or, if no Shares are traded on the New York Stock Exchange (or such other stock exchange or quotation system) on the date in question, then for the next preceding date for which Shares traded on the New York Stock Exchange (or such other stock exchange or quotation system); and (ii) the term "Company" shall mean the Company and its subsidiaries and affiliates, unless the context otherwise requires;

          (b)   to determine which persons are Eligible Persons (as defined in Section 4), to which of such Eligible Persons, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards;

          (c)   to determine the number of Shares subject to Awards and the exercise or purchase price of such Shares;

          (d)   to establish and verify the extent of satisfaction of any performance goals applicable to Awards; to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);

          (e)   to determine whether, and the extent to which, adjustments are required pursuant to Section 12;

          (f)    to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder; and

          (g)   to make all other determinations deemed necessary or advisable for the administration of this Plan.

        2.3    Determinations of the Committee.    All decisions, determinations and interpretations by the Committee regarding this Plan, any rules and regulations adopted hereunder and any Award granted hereunder shall be final and binding on all Eligible Persons and Participants. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.

        2.4    Authority of the Board of Directors.    The Board of Directors, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee's exercise thereof.

SECTION 3.    STOCK SUBJECT TO PLAN

        3.1    Aggregate Limits.    At any time, the aggregate number of shares of the Company's Common Stock, $.01 par value ("Shares"), issued and issuable pursuant to all Awards (including all ISOs (as defined in Section 5.1(a))) granted under this Plan shall not exceed 2,100,000, plus (a) any authorized shares not issued or subject to outstanding options under either (i) the 1999 Stock Incentive Plan of MagneTek, Inc., or (ii) the 2000 Employee Stock Plan of MagneTek, Inc. (collectively, the "Prior Plans") and (b) the number of shares subject to options granted under either of the Prior Plans, but which shares, in either case, are not issued as a result of the cancellation, expiration or forfeiture of such options; provided that no more than 500,000 of such Shares may be issued pursuant to all Awards of Incentive Bonuses, Incentive Stock and Incentive Stock Units (collectively referred to herein as the "Non-Option Awards") granted under this Plan, and provided further that, notwithstanding Section 3.3, the aggregate number of Shares that may be issued pursuant to the exercise of ISOs granted under this Plan shall not exceed 2,100,000. Such limits shall be subject to adjustment as provided in Section 12. The Shares subject to this Plan may be either reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

        3.2    Code Section 162(m) Limits.    The aggregate number of Shares subject to Options and Stock Appreciation Rights granted under this Plan during any calendar year to any one individual shall not exceed 500,000. The aggregate number of Shares issued or issuable under all Awards granted under this Plan, other than Options or Stock Appreciation Rights, during any calendar year to any one individual shall not exceed 100,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under Section 12 only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Code Section 162(m). The foregoing limitations shall not apply to the extent that they are no longer required in order for compensation in connection with grants under this Plan to be treated as "performance-based compensation" under Code Section 162(m).

        3.3    Issuance of Shares.    For purposes of Section 3.1, the aggregate number of Shares issued under this Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award and shall not include Shares subject to Awards that have been canceled, expired or forfeited or Shares subject to Awards that have been used in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award.

SECTION 4.    PERSONS ELIGIBLE UNDER PLAN

        Any person who is an officer, employee or consultant of the Company as determined, in its discretion and for purposes only of this Plan, by the Committee (an "Eligible Person"), shall be eligible to be considered for the grant of Awards hereunder. A "Participant" is any current or former Eligible Person to whom an Award has been made and any person (including any estate) to whom an Award has been assigned or transferred pursuant to Section 9.1.

SECTION 5.    PLAN AWARDS

        5.1    Award Types.    The Committee, on behalf of the Company, is authorized under this Plan to enter into certain types of arrangements with Eligible Persons and to confer certain benefits on them. The following arrangements or benefits are authorized under this Plan if their terms and conditions are not inconsistent with the provisions of this Plan: Options, Stock Appreciation Rights, Incentive Bonuses, Incentive Stock and Incentive Stock Units. Such arrangements and benefits are sometimes referred to herein as "Awards." The authorized types of arrangements and benefits for which Awards may be granted are defined as follows:

          (a)    Options:    An "Option" is a right granted under Section 6 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or terms and conditions or other document evidencing the Award (the "Option Document"). Options intended to qualify as "incentive stock options" as such term is defined under Code Section 422 ("ISOs") and Options not intended to qualify as ISOs ("Nonqualified Options") may be granted under Section 6.

          (b)    Stock Appreciation Rights:    A "Stock Appreciation Right" is a right granted under Section 7 to receive all or some portion of the increase in the value of the Shares on such terms and conditions as are specified in the agreement or other document evidencing the Award (the "SAR Document").

          (c)    Incentive Bonus:    An "Incentive Bonus" is a bonus opportunity awarded under Section 8 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified in the agreement or other document evidencing the Award (the "Incentive Bonus Document").

          (d)    Incentive Stock:    "Incentive Stock" is an award or issuance of Shares made under Section 9, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other document evidencing the Award (the "Incentive Stock Document").

          (e)    Incentive Stock Units:    An "Incentive Stock Unit" is a right granted under the Section 10 to receive a specified number of Shares, the issuance and vesting of which is subject to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other document evidencing the Award (the "Incentive Stock Unit Document").

        5.2    Grants of Awards.    An Award may consist of one such arrangement or benefit or two or more of them in tandem or in the alternative.

SECTION 6.    OPTIONS

        6.1    General.    The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others.

        6.2    Option Document.    Each Option Document shall contain provisions regarding (a) the number of Shares that may be issued upon exercise of the Option, (b) the purchase price of the Shares and the means of payment for the Shares, (c) the term of the Option, (d) such terms and conditions of exercisability as may be determined from time to time by the Committee, (e) restrictions on the transfer of the Option and forfeiture provisions and (f) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee. Option Documents evidencing ISOs shall contain such terms and conditions as may be necessary to qualify, to the extent determined desirable by the Committee, with the applicable provisions of Section 422 of the Code.

        6.3    Option Price.    The purchase price per share of the Shares subject to each Option granted under this Plan shall equal or exceed 100% of the fair market value of such Stock on the date the Option is granted, except that the exercise price of an Option may be higher or lower in the case of Options granted to an employee of a company acquired by the Company in assumption and substitution of options held by such employee at the time such company is acquired.

        6.4    Option Term.    The "Term" of each Option granted under this Plan, including any ISOs, shall be 10 years from the date of its grant, or such shorter term provided in the Option Document.

        6.5    Option Vesting.    Options granted under this Plan shall be exercisable at such time and in such installments during the period prior to the expiration of the Option's Term as determined by the Committee; provided, however, the period of continued employment upon which vesting of the Shares is dependent (except in the event of death or disability of the Participant or upon a Change of Control (as defined in Section 13.2)) shall be not less than one year. The Committee shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to such performance requirements as deemed appropriate by the Committee. At any time after the grant of an Option the Committee may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

        6.6    Termination of Employment.    Subject to Section 13, upon a termination of employment by a Participant prior to the full exercise of an Option, the unexercised portion of the Option shall be subject to such procedures as the Committee may establish, as set forth in the Option Document.

        6.7    Payment of Exercise Price.    The exercise price of an Option shall be paid in the form of one of more of the following, as the Committee shall specify, either through the terms of the Option Document or at the time of exercise of an Option: (a) cash or certified or cashiers' check, (b) shares of capital stock of the Company that have been held by the Participant for such period of time as the Committee may specify, (c) other property deemed acceptable by the Committee, (d) a reduction in the number of Shares or other property otherwise issuable pursuant to such Option or (e) any combination of (a) through (d).

        6.8    No Option Repricing; No Reload Options.    Without the approval of stockholders, the Company shall not (a) reprice any Options or (b) provide for "reload options." For purposes of this Plan, the term "reprice" means amending, canceling or replacing Options within the meaning of Item 402(i) under Securities and Exchange Commission Regulation S-K including by (i) reducing the exercise price of outstanding Options and (ii) canceling outstanding Options and granting new Options to the holders of canceled Options. For the purposes of this Plan, "reload options" are Options automatically granted in connection with and to the extent of the exercise of other Options.

SECTION 7.    STOCK APPRECIATION RIGHTS

        7.1    General.    The Committee may grant a Stock Appreciation Right or provide for the grant of a Stock Appreciation Right, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others. Stock Appreciation Rights may be granted either alone or in connection with the grant of an Option.

        7.2    SAR Document.    Each SAR Document shall contain provisions regarding (a) the number of Shares with respect to which the Stock Appreciation Right is related, (b) the per Share exercise price of the Shares subject to the Stock Appreciation Right, (c) the term of the Stock Appreciation Right, (d) such terms and conditions of exercisability as may be determined from time to time by the Committee, (e) restrictions on the transfer of the Stock Appreciation Right and forfeiture provisions and (f) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee. If granted in connection with an Option, a Stock Appreciation Right shall relate to the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall be subject to the same terms and conditions as the related Option.

        7.3    Stock Appreciation Rights Related to an Option.

          (a)    Exercise.    A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable.

          (b)    Amount Payable Upon Exercise.    Upon the exercise of a Stock Appreciation Right related to an Option, the recipient of the Award shall be entitled to receive an amount determined by multiplying (i) the excess of the fair market value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the SAR Document.

          (c)    Effect of Exercise.    Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

        7.4    Stock Appreciation Rights Unrelated to an Option.

          (a)    Amount Payable Upon Exercise.    Upon exercise of a Stock Appreciation Right unrelated to an Option, the recipient of the Award shall be entitled to receive an amount determined by multiplying (i) the excess of the fair market value of a Share on the date of exercise of such Stock Appreciation Right over the per Share exercise price of the Stock Appreciation Right, by (ii) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the SAR Document.

          (b)    Exercise Price.    The per share exercise price of a Stock Appreciation right unrelated to an Option shall equal or exceed 100% of the fair market value of a Share on the date the Stock Appreciation Right is granted, except that the exercise price of a Stock Appreciation Right may be higher or lower in the case of Stock Appreciation Rights granted to an employee of a company acquired by the Company in assumption and substitution of stock appreciation rights held by such employee at the time such company is acquired.

          (c)    Term.    The "Term" of each Stock Appreciation Right unrelated to an Option granted under this Plan shall be 10 years from the date of its grant, or such shorter term provided in the SAR Document.

          (d)    Vesting.    Stock Appreciation Rights unrelated to an Option granted under this Plan shall be exercisable at such time and in such installments during the period prior to the expiration of the Stock Appreciation Right's Term as determined by the Committee; provided, however, the period of continued employment upon which vesting of the Stock Appreciation Right is dependent (except in the event of death or disability of the Participant or upon a Change of Control (as defined in Section 13.2)) shall be not less than one year. The Committee shall have the right to make the timing of the ability to exercise any Stock Appreciation Right granted under this Plan subject to such performance requirements as deemed appropriate by the Committee. At any time after the grant of a

  Stock Appreciation Right the Committee may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Stock Appreciation Right.

        7.5    Termination of Employment.    Subject to Section 13, upon a termination of employment by a Participant prior to the full exercise of a Stock Appreciation Right, the unexercised portion of the Stock Appreciation Right shall be subject to such procedures as the Committee may establish, as set forth in the SAR Document.

        7.6    No Stock Appreciation Right Repricing.    Without the approval of stockholders, the Company shall not reprice any Stock Appreciation Rights. For purposes of this Plan, the term "reprice" with respect to Stock Appreciation Rights has the same meaning as such term has with respect to Options.

SECTION 8.    INCENTIVE BONUSES

        8.1    General.    Each Award of an Incentive Bonus will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year.

        8.2    Incentive Bonus Document.    Each Incentive Bonus Document shall contain provisions regarding (a) the target and maximum amount payable to the Participant as an Incentive Bonus, (b) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (c) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (d) the timing of any payment earned by virtue of performance, (e) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (f) forfeiture provisions and (g) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee. The maximum amount payable as an Incentive Bonus may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of an Award of an Incentive Bonus granted under this Plan for any fiscal year to any Participant that is intended to satisfy the requirements for "performance based compensation" under Code Section 162(m) shall not exceed $1,000,000.

        8.3    Performance Criteria.    The Committee shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Award of an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations. The Committee may specify the percentage of the target Incentive Bonus that is intended to satisfy the requirements for "performance-based compensation" under Code Section 162(m). Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus that is intended by the Committee to satisfy the requirements for "performance-based compensation" under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria (as defined in Section 9.2) selected by the Committee and specified at the time the Award of an Incentive Bonus is granted. The Committee shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any Incentive Bonus that is intended to satisfy the requirements for "performance-based compensation" under Code Section 162(m).

        8.4    Timing and Form of Payment.    The Committee shall determine the timing of payment of any Incentive Bonus. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event.

        8.5    Discretionary Adjustments.    Notwithstanding satisfaction of any performance goals, the amount paid under an Award of an Incentive Bonus on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

SECTION 9.    INCENTIVE STOCK

        9.1    General.    Incentive Stock is an award or issuance of Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as the Committee deems appropriate.

        9.2    Incentive Stock Document.    Each Incentive Stock Document shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (c) the period, if any, as to which performance shall be measured for determining achievement of performance, which period in any case (except in the event of death or disability of the Participant or upon a Change of Control (as defined in Section 13.2)) shall be not less than one year, (d) if the Award is not subject to performance criteria, the period of continued employment upon which vesting of the Shares is subject, which period in any case (except in the event of death or disability of the Participant or upon a Change of Control (as defined in Section 13.2)) shall be not less than three years; provided, however, that shares of Incentive Stock vesting solely on the basis of continued employment may vest in installments so long as the vesting schedule, at any point in time, does not exceed the rate of a monthly pro rata installment schedule (i.e., 1/36 per month for 3 years), (e) forfeiture, (f) transferability and (g) such further terms and conditions not inconsistent with this Plan as may be determined from time to time by the Committee.

        9.3    Sale Price.    Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Incentive Stock shall be sold or awarded to an Eligible Person, which may vary from time to time and among Eligible Persons and which may be below the fair market value of such Shares at the date of grant or issuance.

        9.4    Performance Criteria.    The grant, issuance, retention and/or vesting of each Incentive Share may but need not be subject to such performance criteria and level of achievement versus these criteria as the Committee shall determine, which criteria may be based on financial performance and/or personal performance evaluations. Notwithstanding anything to the contrary herein, the performance criteria for any Incentive Stock that is intended to satisfy the requirements for "performance-based compensation" under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Award of Incentive Stock is granted.

        9.5    Discretionary Adjustments.    Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under an Award of Incentive Stock on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

        9.6    Termination of Employment.    Subject to Section 13, upon a termination of employment by a Participant prior to the vesting of or the lapsing of restrictions on Incentive Stock, the Awards of Incentive Stock granted to such Participant shall be subject to such procedures as determined by the Committee, as set forth in the Incentive Stock Document.

SECTION 10.    INCENTIVE STOCK UNITS

        10.1    General.    An Incentive Stock Unit represents the right of the recipient of the Award of an Incentive Stock Unit to receive, either (a) upon vesting of the Incentive Stock Unit or (b) on any later date specified by the Committee in the Incentive Stock Unit Document, a number of Shares as specified in the Incentive Stock Unit Document.

        10.2    Incentive Stock Unit Document.    Each Incentive Stock Unit Document shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (c) the period, if any, as to which performance shall be measured for determining achievement of performance, which period in any case (except in the event of death or disability of the Participant or upon a Change of Control (as defined in Section 13.2)) shall be not less than one year, (d) if the Award is not subject to performance criteria, the period of continued employment upon which vesting of the Shares is subject, which period in any case (except in the event of death or disability of the Participant or upon a Change of Control (as defined in Section 13.2)) shall be not less than three years; provided, however, that Incentive Stock Units vesting solely on the basis of continued employment may vest in installments so long as the vesting schedule, at any point in time, is not more favorable than what would be vested under a monthly pro-rata installment schedule (i.e., 1/36 per month for 3 years), (e) forfeiture, (f) transferability and (g) such further terms and conditions not inconsistent with this Plan as may be determined from time to time by the Committee.

        10.3    Performance Criteria.    The grant of an Incentive Stock Unit and the issuance and/or vesting of each Share subject to an Incentive Share Unit may but need not be subject to such performance criteria and level of achievement versus these criteria as the Committee shall determine, which criteria may be based on financial performance and/or personal performance evaluations. Notwithstanding anything to the contrary herein, the performance criteria for any Incentive Stock that is intended to satisfy the requirements for "performance-based compensation" under Code Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Incentive Stock Unit is granted.

        10.4    Discretionary Adjustments.    Notwithstanding satisfaction of any performance goals, the number of Shares issued and/or vested under an Incentive Stock Unit on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

        10.5    Termination of Employment.    Subject to Section 13, upon a termination of employment by a Participant prior to the vesting of or issuance of Shares under an Incentive Stock Unit, the Incentive Stock Units granted to such Participant shall be subject to such procedures as determined by the Committee, as set forth in the Incentive Stock Unit Document.

SECTION 11.    OTHER PROVISIONS APPLICABLE TO AWARDS

        11.1    Transferability.    Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that the Award is transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto, other than by will or the laws of descent and distribution or pursuant to a "domestic relations order," as defined in the Code. The Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable to a member or members of the Participant's "immediate family," as such term is defined in Rule 16a-1(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or to a trust for the benefit solely of a member or members of the Participant's immediate family, or to a partnership or other entity whose only owners are members of the Participant's immediate family, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee shall determine appropriate, and the transferee shall execute an agreement agreeing to be bound by such terms.

        11.2    Qualifying Performance Criteria.    For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the

Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization), (d) return on equity, (e) total stockholder return, (f) return on capital, (g) return on assets or net assets, (h) revenue, (i) income or net income, (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin, (m) return on operating revenue, (n) market share and (o) overhead or other expense reduction. The Committee shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year.

        11.3    Dividends.    Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.

        11.4    Documents Evidencing Awards.    The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted, which for purposes of this Plan shall not be affected by the fact that an Award is contingent on subsequent stockholder approval of this Plan. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement's or document's effectiveness that such agreement or document be executed by the Participant and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

        11.5    Tandem Stock or Cash Rights.    Either at the time an Award is granted or by subsequent action, the Committee may, but need not, provide that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award.

        11.6    Financing.    The Committee may not provide financing to a Participant to pay the purchase price of any Award or to pay the amount of taxes required by law to be withheld with respect to any Award.

        11.7    Sub-Committees.    The Board of Directors or the Committee may from time to time appoint one or more Sub-Committees (as defined below) comprised of one or more officers, directors or others, which Sub-Committee shall have the powers of the Committee described in Section 6 of this Plan solely with respect to the grant of Options to employees who are not then officers of the Company within the meaning of Rule 16a-1(f) promulgated under the Exchange Act, if and as such Rule is then in effect. Each such Sub-Committee may be subject to any such additional restrictions or limitation as the Board of Directors or the Committee may impose at any time. Each Sub-Committee so appointed may be disbanded by the Board of Directors or the Committee at any time, provided that no such termination shall affect the validity of any Option theretofore approved by any such Sub-Committee. For purposes of this Plan, the "Sub-Committee" shall mean any sub-committee, comprised of one or more individuals, of the Committee appointed as provided in Section 2.1. The aggregate number of Shares subject to Options granted by a Sub-Committee hereunder during any calendar year to any one individual shall not exceed 15,000.

SECTION 12.    CHANGES IN CAPITAL STRUCTURE

        If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under this Plan and the exercise or settlement price of such Awards, provided, however, that such adjustment shall be made in such a manner that will not affect the status of any Award intended to qualify as an ISO under Code Section 422 or as "performance based compensation" under Code Section 162(m) and (b) the maximum number and type of shares or other securities that may be issued pursuant to such Awards thereafter granted under this Plan.

SECTION 13.    CHANGE OF CONTROL

        13.1    Effect of Change of Control.    The Committee may, through the terms of the Award or otherwise, provide that any or all of the following shall occur, in connection with a Change of Control or a Change of Control Transaction (as defined in Section 13.2), or upon termination of the Participant's employment following a Change of Control or a Change of Control Transaction: (a) in the case of an Option or Stock Appreciation Right, the acceleration of the Participant's ability to exercise any portion of such Award not previously exercisable and/or the payment to the Participant of cash equal to the difference between the exercise price and the price being paid to the holders of Shares in connection with the Change of Control or Change of Control Transaction, (b) in the case of an Incentive Bonus, the acceleration of the Participant's right to receive a payment equal to the target amount payable or a payment based on performance through a date determined by the Committee prior to the Change of Control, (c) in the case of Shares issued in payment of any Incentive Bonus, and/or in the case of Incentive Stock, the lapse and expiration of any conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award, and (d) in the case of Incentive Stock Units, the acceleration of and expiration of any conditions on the grant, vesting and issuance of the Shares subject to the Incentive Stock Unit. The Committee also may, through the terms of the Award or otherwise, provide for an absolute or conditional exercise, payment acceleration or lapse of conditions or restrictions on an Award that shall only be effective if, upon the announcement of a Change of Control Transaction, no provision is made in such Change of Control Transaction for the exercise, payment or lapse of conditions or restrictions on the Award, or other procedure whereby the Participant may realize the full benefit of the Award.

        13.2    Definitions.

        "Change of Control" means the first to occur of the following:

          (a)   the merger or consolidation of the Company with or into another corporation;

          (b)   the acquisition, directly or indirectly, by another corporation person or group of all or substantially all of the Company's assets or 40% or more of the Company's then outstanding voting stock;

          (c)   the liquidation or dissolution of the Company; or

          (d)   during any period of 12 consecutive months, individuals who at the beginning of such 12-month period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office,

provided, however, that a Change of Control will not be deemed to have occurred in respect of a merger in which (x) the Company is the surviving corporation, (y) no person or group acquires, directly or indirectly, 40% or more of the Company's outstanding voting stock and (z) the Shares outstanding prior to the merger remain outstanding thereafter; and provided further, that a merger or consolidation will not be considered a Change of Control if such transaction results only in the reincorporation of the Company in another jurisdiction or its restructuring into holding company form.

        "Change of Control Transaction" shall mean any tender offer, offer, exchange offer, solicitation, merger, consolidation, reorganization or other transaction that is intended to or reasonably expected to result in a Change of Control.

SECTION 14.    TAXES

        14.1    Withholding Requirements.    The Committee may make such provisions or impose such conditions as it may deem appropriate for the withholding or payment by a Participant of any taxes that the Committee determines are required in connection with any Award granted under this Plan, and a Participant's rights in any Award are subject to satisfaction of such conditions.

        14.2    Payment of Withholding Taxes.    Notwithstanding the terms of Section 14.1, the Committee may provide in the agreement or other document evidencing an Award or otherwise that all or any portion of the taxes required to be withheld by the Company or, if permitted by the Committee, desired to be paid by the Participant, in connection with the exercise of a Stock Appreciation Right or Nonqualified Option or the exercise, vesting, settlement or transfer of any other Award shall be paid or, at the election of the Participant, may be paid by the Company by withholding shares of the Company's capital stock otherwise issuable or subject to such Award, or by the Participant delivering previously owned shares of the Company's capital stock, in each case having a fair market value equal to the amount required or elected to be withheld or paid. Any such election is subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

SECTION 15.    AMENDMENTS OR TERMINATION

        The Board may amend, alter or discontinue this Plan or any agreement or other document evidencing an Award made under this Plan, but no such amendment shall, without the approval of the stockholders of the Company:

          (a)   increase the maximum number of shares of Common Stock for which Awards may be granted under this Plan;

          (b)   reduce the price at which Options may be granted below the price provided for in Section 6.2;

          (c)   reduce the price at which Stock Appreciation Rights may be granted below the price provided for in Section 7.4(b);

          (d)   reduce the exercise price of outstanding Options or Stock Appreciation Rights;

          (e)   after any Change of Control, impair the rights of any Award holder without such holder's consent;

          (f)    extend the term of this Plan;

          (g)   change the class of persons eligible to be Participants;

          (h)   provide for the automatic grant of Options based upon the exercise of Options by holders of Options; or

          (i)    increase the number of shares that are eligible for Non-Option Awards.

SECTION 16.    COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

        This Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. This Plan is intended to constitute an unfunded arrangement for a select group of management or other key employees, directors and consultants.

        No Option shall be exercisable unless a registration statement with respect to the Option is effective or the Company has determined that such registration is unnecessary. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 17.    NO RIGHT TO COMPANY EMPLOYMENT

        Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The agreements or other documents evidencing Awards may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 18.    EFFECTIVENESS AND EXPIRATION OF PLAN

        This Plan shall be effective on the date the Company's stockholders adopt this Plan. All Awards granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the effective date of this Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote, at a meeting of the Company's stockholders or by written consent in accordance with the laws of the State of Delaware; provided that if such approval by the stockholders of the Company is not forthcoming, all Awards previously granted under this Plan shall be void. No Awards shall be granted pursuant to this Plan more than 10 years after the effective date of this Plan.

SECTION 19.    NON-EXCLUSIVITY OF PLAN

        Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock, restricted stock units, stock options or stock appreciation rights otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 20.    GOVERNING LAW

        This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

EXHIBIT B

        The following summary of the main features of the 1997 Non-Employee Director Stock Option Plan of Magnetek, Inc. (the "Directors Plan") is qualified in its entirety by reference to the complete text of the Directors Plan, the First Amendment to the Directors Plan and the Second Amendment to the Directors Plan, which Second Amendment is attached hereto.

        GENERAL.    In fiscal year 1997, the Board of Directors unanimously adopted, subject to stockholder approval, the Directors Plan. The Board of Directors adopted the First Amendment to the Directors Plan on July 26, 2000. On September 13, 2004, the Board of Directors adopted, subject to stockholder approval, the Second Amendment to the Directors Plan to (i) increase the maximum number of shares available for issuance under the Directors Plan from 1,000,000 shares to 1,150,000 shares and (ii) extend the term of the Directors plan by three years. The Directors Plan is designed to give the Company's directors added incentive to further the long-term profitability of the Company and thereby benefit the stockholders of the Company.

        ADMINISTRATION.    Questions of interpretation of the Directors Plan, if any, are resolved by the Board of Directors.

        PARTICIPANTS.    Options to purchase shares of Common Stock are granted pursuant to the Directors Plan to any director who on the grant date is not an employee of the Company or a subsidiary of the Company (a "Qualifying Director"). As of the date of this Proxy Statement, six directors were eligible to participate in the Directors Plan.

        OPERATION OF THE DIRECTORS PLAN; CONTINGENT GRANTS.    Each Qualifying Director who is not an officer of the Company (a "Non-Officer Qualifying Director") will receive an option to purchase 7,500 shares of the Company's Common Stock pursuant to the terms and conditions described above upon initial election or appointment to the Board of Directors or upon a continuing director becoming a Non-Officer Qualifying Director. In addition, Non-Officer Qualifying Directors will be automatically granted, on an annual basis, a non-qualified stock option to purchase 7,500 shares of the Company's Common Stock on each June 30th, or as soon thereafter as practical, after the initial grant of such Non-Officer Qualifying Director's 7,500 share option pursuant to terms outlined above. Each such option will have a term of ten years and shall become exercisable as follows: options with respect to 50% of the shares one year after the date of grant and options with respect to the remaining 50% of the shares two years after the date of grant.

        In addition, the Board of Directors may from time to time, in its absolute discretion, grant non-qualified stock options to Qualifying Directors. Each such option will have a term of ten years unless otherwise specified by the Board of Directors, and the Board of Directors shall, in its absolute discretion, determine the exercisability and other provisions of such option.

        If on any date upon which options are to be granted under this Directors Plan the number of shares of Common Stock remaining available under the Directors Plan are less than the number of shares required for all grants to be made on such date, then options to purchase a proportionate amount of such available number of shares of Common Stock shall be granted to each Qualifying Director.

        Subject to stockholder approval of the Second Amendment to the Directors Plan, the maximum number of shares of Common Stock which may be awarded or purchased upon exercise of stock options under the Directors Plan will be 1,150,000 (which includes the 448,000 shares available under the 1995 Director Plan, which were transferred to the Directors Plan), subject to adjustments as provided in the Directors Plan. Shares of Common Stock subject to the unexercised portions of any options granted under the Directors Plan which expire, terminate or are forfeited or canceled may again be subject to options under the Directors Plan.

        AMENDMENT AND TERMINATION.    The Board of Directors may alter, amend, suspend, or terminate the Directors Plan, provided that no such action shall deprive any optionee, without his consent, of any option theretofore granted to the optionee pursuant to the Directors Plan or of any of his rights under such option, and provided further that the provisions of the Directors Plan designating persons eligible to participate and specifying the amount, exercise price and timing of grants shall not be amended more than once every six months other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules thereunder.

        TERMINATION OF DIRECTORSHIP.    All vested options held by Qualifying Directors as of the date of cessation of service as a director may be exercised by the Qualifying Director or his heirs or legal representatives for one year after such cessation of service.

        NON-TRANSFERABILITY.    Unless otherwise approved by the Board of Directors, options granted under the Directors Plan are not transferable by the optionee otherwise than by will or the laws of descent and distribution, and are exercisable, during the optionee's lifetime, only by the optionee.

        TERM OF THE DIRECTORS PLAN.    The effective date of the Directors Plan was April 22, 1997. Subject to stockholder approval of the Second Amendment to the Directors Plan, the Directors Plan will terminate on April 22, 2010, unless earlier terminated by the Board of Directors.

        FEDERAL INCOME TAX CONSEQUENCES.    The following is a brief description of the Federal income tax treatment which will generally apply to options granted under the Directors Plan, based on Federal income tax laws in effect on the date hereof. No information is provided herein with respect to estate, inheritance, state or local tax laws, although there may be certain tax consequences upon the receipt or exercise of an option or the disposition of any acquired shares under those laws. EACH DIRECTOR IS ADVISED TO CONSULT WITH HIS OR HER TAX ADVISOR WITH REGARD TO ALL CONSEQUENCES ARISING FROM THE GRANT OR EXERCISE OF STOCK OPTIONS, AND THE DISPOSITION OF ANY ACQUIRED SHARES.

The options granted under the Directors Plan do not qualify for treatment as incentive stock options under the provisions of Section 422 of the Code. Upon exercise of an option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired upon exercise (determined as of the date of exercise) over the exercise price of such option and the Company will be entitled to a deduction equal to the ordinary income recognized by the optionee. The ordinary income included in the optionee's taxable income as a result of the exercise of the option will be added to the exercise price in determining the optionee's basis in the acquired shares. Any gain or loss on the subsequent sale or disposition of the shares generally will be treated as long-term or short-term capital gain or loss, as the case may be.

SECOND AMENDMENT TO THE
1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
OF MAGNETEK, INC.

        The Corporation hereby adopts this amendment to the 1997 Non-Employee Director Stock Option Plan of MagneTek, Inc. (the "Plan") pursuant to Section 10 of the Plan, as of this 13th day of September, 2004 as follows:

  1.
  Section 2 of the Plan is hereby amended and restated in its entirety to read as follows:

    "EFFECTIVE DATES.    This Director Plan became effective on April 22, 1997. Options may not be granted subsequent to (a) September 30, 2010 or (b) termination of this Director Plan by the Board of Directors of the Company (the "Board"), whichever is earlier. However, there will be a grant on September 30, 2010 if the Director Plan has not theretofore been terminated by the Board pursuant to the foregoing clause (b)."

  2.
  Section 5 of the Plan is hereby amended and restated in its entirety to read as follows:

    "STOCK SUBJECT TO DIRECTOR PLAN.    The maximum number of shares that may be subject to options granted hereunder shall be 1,150,000 shares of Common Stock, subject to adjustments under Section 6, of which 448,000 shares are being transferred from the 1995 Plan. Shares of Common Stock subject to the unexercised portions of any options granted under this Director Plan which expire, terminate or are forfeited or cancelled may again be subject to options under this Director Plan."

PROXY

MAGNETEK, INC.
Annual Meeting of Stockholders, October 27, 2004
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints ANDREW G. GALEF and DAVID P. REILAND, or either of them, attorneys and proxies to represent the undersigned, with power of substitution, to appear and to vote all shares of stock of MAGNETEK, INC. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Murdock Plaza Building, 10900 Wilshire Boulevard, Los Angeles, California, on October 27, 2004, at 10:00 a.m. and any adjournment thereof.

        This proxy, when properly executed, will be voted in the manner directed herein by the shareholder named on the reverse side. If no direction is given, this proxy will be voted FOR proposals 1, 2 and 3, and in the proxies' discretion on any other matters coming before the meeting.

(Continued and to be voted, dated and signed on the reverse side.)

MAGNETEK, INC. P.O. BOX 11128 NEW YORK, N.Y. 10203-0128

DETACH PROXY CARD HERE

Please return this proxy promptly in the enclosed envelope, which requires no postage if mailed in the U.S.	☒ Votes MUST be indicated (x) in Black or Blue ink.
1.
Election of Directors
FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	*EXCEPTIONS	☐
Nominees:	Andrew G. Galef, Thomas G. Boren, Dewain K. Cross, Yon Yoon Jordan, Paul J. Kofmehl, Mitchell I. Quain and Robert E. Wycoff

(INSTRUCTIONS: To vote your shares for all Director nominees, mark the "For" box on Item 1. To withhold voting for all Director nominees, mark the "Withhold Authority" box on Item 1. If you wish to vote for some but not all director nominees, mark the "Exceptions" box on Item 1 and enter the name(s) of the Director nominee(s) for whom you wish to withhold voting in the space provided.)

*Exceptions

I plan to attend the meeting.        Yes ☐        No ☐

		FOR	AGAINST	ABSTAIN
2.	Approval of Adoption of the 2004 Stock Incentive Plan for Magnetek Employees.	☐	☐	☐
3.	Approval of Adoption of the Amendment to the 1997 Non-Employee Director Stock Option Plan.	☐	☐	☐
4.	The undersigned hereby confers upon the proxies the discretion to act upon such other business as may properly come before said meeting or adjournment thereof.
To change your address, please mark this box.	☐
To include any comments, please mark this box.	☐

S C A N        L I N E

Receipt of copies of the Annual Report to Stockholders, the Notice of the Annual Meeting of Stockholders and the Proxy Statement dated September 22, 2004 is hereby acknowledged.

(Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the stockholder is a corporation, please set forth full corporate name and a duly authorized officer should sign stating name and title. Executors and trustees should give full title as such.)

Date	Share Owner sign here	Co-Owner sign here

QuickLinks

THE BOARD OF DIRECTORS
BOARD MEETINGS
STANDING COMMITTEES OF THE BOARD
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE COMPENSATION
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR
PENSION PLAN
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
DIRECTOR COMPENSATION
EMPLOYMENT AND OTHER AGREEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
BENEFICIAL OWNERSHIP
RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXHIBIT A SUMMARY OF THE 2004 PLAN
2004 STOCK INCENTIVE PLAN OF MAGNETEK, INC.
EXHIBIT B
SECOND AMENDMENT TO THE 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN OF MAGNETEK, INC.
MAGNETEK, INC. Annual Meeting of Stockholders, October 27, 2004 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
DETACH PROXY CARD HERE
S C A N L I N E